UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Westwood Holdings Group, Inc.

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Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Westwood Holdings Group, Inc., which will be held on Thursday, April 18, 2013, at 10:00 a.m., Central time, at The Crescent Club, 200 Crescent Court, Suite 1700, Dallas, Texas 75201. The official Notice of Annual Meeting together with a proxy statement and proxy card are enclosed. Please give this information your careful attention.

Westwood invites all stockholders to attend the meeting in person. Whether or not you expect to attend the annual meeting, we urge you to complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope to assure your representation at the meeting. You can revoke your proxy at any time before it is voted by delivering written notice to Brian O. Casey at Westwood’s principal executive office, by signing and mailing to us a proxy card bearing a later date, or by attending the meeting and voting in person.

Sincerely,

March 8, 2013
Brian O. Casey
Chief Executive Officer, President and Secretary

WESTWOOD HOLDINGS GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 18, 2013

To the Stockholders of Westwood Holdings Group, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Westwood Holdings Group, Inc. (“Westwood,” the “Company,” “we,” “us” or “our”) will be held at The Crescent Club at 200 Crescent Court, Suite 1700, Dallas, Texas 75201 on Thursday, April 18, 2013, at 10:00 a.m., Central time, to consider and vote on the following proposals:

Proposal 1.	The election of seven directors to hold office until the next annual meeting of Westwood’s stockholders and until their respective successors shall have been duly elected and qualified;

Proposal 2.	The ratification of the appointment of Grant Thornton LLP as Westwood’s independent auditors for the year ending December 31, 2013;

Proposal 3.	The approval of the Share Award Plan of Westwood Holdings Group, Inc. for Service Provided in Canada to its Subsidiaries; and

Proposal 4.	The approval of the Second Amendment to the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan.

In addition, we will consider the transaction of such other business as may properly come before the meeting or at any adjournments or postponements.

The foregoing items of business are more fully described in the attached proxy statement.

Only stockholders of record at the close of business on March 1, 2013 are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. A holder of shares of our common stock as of the record date is entitled to one vote in person or by proxy for each share of common stock owned by such holder on all matters properly brought before the annual meeting or at any adjournments or postponements.

All of our stockholders are invited to attend the annual meeting. Whether or not you expect to attend the annual meeting, we urge you to complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope to assure your representation at the meeting. You can revoke your proxy at any time before it is voted by delivering written notice to Brian O. Casey at our principal executive office, which is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, by signing and mailing to us a proxy bearing a later date, or by attending the annual meeting and voting in person.

If you are the beneficial owner of shares of our common stock held in street name, you will receive voting instructions from your broker, bank or other nominee (who must be the stockholder of record). The voting instructions will provide details regarding how to vote these shares. Additionally, you may vote these shares in person at the annual meeting if you have requested and received a legal proxy from your broker, bank or other nominee giving you the right to vote the shares at the annual meeting, and you complete the legal proxy and present it to us at the annual meeting. Pursuant to the New York Stock Exchange rules, if you hold your shares in street name, nominees will not have discretion to vote these shares on the election of directors. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, bank or other nominee, these shares will not be counted in determining the outcome on Proposal 1 set forth in this proxy statement at the annual meeting. We encourage you to provide voting instructions to your broker, bank or other nominee if you hold your shares in street name so that your voice is heard on these proposals.

This proxy statement and proxy card are being mailed to our stockholders on or about March 15, 2013.

i

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on April 18, 2013

The proxy materials for the Company’s Annual Meeting of Stockholders, including the 2012 Annual Report, the Proxy Statement and any other additional soliciting materials, are available over the Internet by accessing the Company’s website at http://ir.westwoodgroup.com/annuals.cfm. Other information on the Company’s website does not constitute part of the Company’s proxy materials.

By Order of the Board of Directors
Westwood Holdings Group, Inc.

Brian O. Casey
Chief Executive Officer, President and Secretary

ii

WESTWOOD HOLDINGS GROUP, INC.

PROXY STATEMENT FOR

2013 Annual Meeting OF STOCKHOLDERS

TO BE HELD ON APRIL 18, 2013

GENERAL QUESTIONS AND ANSWERS

The following questions and answers are intended to provide brief answers to frequently asked questions concerning the proposals described in this proxy statement and the proxy solicitation process. These questions and answers do not, and are not intended to, address all the questions that may be important to you. You should carefully read the remainder of this proxy statement. This proxy statement and the accompanying proxy card are being mailed to the stockholders of Westwood Holdings Group, Inc. (“Westwood,” the “Company,” “we,” “us” or “our”) on or about March 15, 2013.

The Annual Meeting

Q:	When and where is the annual meeting?

A:	The annual meeting will be held on Thursday, April 18, 2013, at 10:00 a.m., Central time, at The Crescent Club at 200 Crescent Court, Suite 1700, Dallas, Texas 75201.

Q:	What am I being asked to vote on?

A:	Our stockholders are being asked to vote on the following proposals at the annual meeting:

•	To elect seven directors to hold office until the next annual meeting of Westwood’s stockholders and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Grant Thornton LLP as Westwood’s independent auditors for the year ending December 31, 2013;

•	To approve the Share Award Plan of Westwood Holdings Group, Inc. for Service Provided in Canada to its Subsidiaries; and

•	To approve the Second Amendment to the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote your shares (i) “FOR” each of the seven director nominees for election to the Board of Directors, (ii) “FOR” the ratification of the appointment of Grant Thornton LLP as Westwood’s independent auditors for the year ending December 31, 2013, (iii) “FOR” the approval of the Share Award Plan of Westwood Holdings Group, Inc. for Services Provided in Canada to its Subsidiaries and (iv) “FOR” the approval of the Second Amendment to the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan.

If you submit your properly executed proxy without voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors.

Q:	Who is entitled to vote at the annual meeting?

A:

Stockholders of record at the close of business on March 1, 2013 (the “record date”) are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. A holder of shares of our common stock as of the record date is entitled to one vote in person or by proxy for each share of common stock owned by such holder on all matters properly brought before the annual meeting or at any adjournments or postponements thereof. As of March 1, 2013, there were 8,123,263 shares of common stock outstanding and entitled to vote on each of the proposals.

Q:	What constitutes a quorum?

A:	In order to carry on the business of the annual meeting, we must have a quorum. This means at least a majority of the shares of common stock outstanding as of the record date must be represented at the annual meeting, either by proxy or in person. Abstentions and broker non-votes, which are described in more detail below, are counted as shares present at the annual meeting for purposes of determining whether a quorum exists.

Q:	What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

A:	Stockholder of Record: A stockholder of record holds shares registered directly in his or her name with our transfer agent. As a stockholder of record, you have the right to grant your voting proxy directly to us in accordance with the procedures described below or to vote in person at the annual meeting.

Beneficial Owners: If your shares are held through a bank, broker or other nominee, you are the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or other nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote by completing the instructions provided to you by your bank, broker or other nominee. However, since you are not a stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a valid proxy from your bank, broker or other nominee (who must be the stockholder of record) giving you the right to vote the shares.

Q:	What is a broker non-vote?

A:	Generally, a broker non-vote occurs when a bank, broker or other nominee that holds shares in “street name” for customers is precluded from exercising voting discretion on a particular proposal because (1) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (2) the bank, broker or other nominee lacks discretionary voting power to vote such shares. A bank, broker or other nominee does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of such shares.

Under applicable rules, Proposals 1, 3 and 4 are considered “non-routine” matters, which banks, brokers and other nominees are not allowed to vote on unless they have received voting instructions from the beneficial owners of such shares. The proposal to ratify the appointment of Grant Thornton LLP as Westwood’s independent auditor for the year ending December 31, 2013 (Proposal No. 2) is considered a routine matter on which banks, brokers and other nominees may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. Your bank, broker or other nominee will send you instructions on how you can instruct them to vote on Proposal No. 2. If you do not provide voting instructions, your bank, broker or other nominee will have discretionary authority to vote your shares with respect to Proposal No. 2.

Q:	What vote is required to approve each proposal?

A:

Proposal No. 1: The election of directors requires the affirmative “FOR” vote of a plurality of the shares represented in person or by proxy at the annual meeting and entitled to vote. This means that the seven director nominees that receive the most votes will be elected. You may vote “FOR” or “WITHHOLD” with respect to the election of each director. As the election of directors is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Therefore, although there may be broker non-votes on this proposal, only “FOR” votes will be counted in determining whether a plurality has been cast in favor of a director. Broker non-votes and “WITHHOLD” votes will not affect the outcome on the election of directors.

Proposal No. 2: The ratification of the appointment of Grant Thornton LLP as Westwood’s independent auditors for the year ending December 31, 2013 requires the affirmative “FOR” vote of a majority of the votes cast at the annual meeting. Abstentions will have no effect on the outcome of this proposal.

Proposal No. 3: The approval of the Share Award Plan of Westwood Holdings Group, Inc. for Service Provided in Canada to its Subsidiaries requires the affirmative “FOR” vote of a majority of the votes cast at the annual meeting (provided that the total votes cast upon this proposal represent over fifty percent (50%) of all shares entitled to vote on this proposal). As the approval of the Share Award Plan of Westwood Holdings Group, Inc. for Service Provided in Canada to its Subsidiaries is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. An abstention is a vote cast under current NYSE rules, and, as a result, abstentions will have the effect of a vote “AGAINST” this proposal. A broker non-vote, however, is not a vote cast under current New York Stock Exchange (“NYSE”) rules, and, as a result will have no effect on the outcome of this proposal.

Proposal No. 4: The approval of the Second Amendment to the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan requires the affirmative “FOR” vote of a majority of the votes cast at the annual meeting (provided that the total votes cast upon this proposal represent over fifty percent (50%) of all shares entitled to vote on this proposal). As the approval of the Second Amendment to the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. An abstention is a vote cast under current NYSE rules, and, as a result, abstentions will have the effect of a vote “AGAINST” this proposal. A broker non-vote, however, is not a vote cast under current NYSE rules, and, as a result will have no effect on the outcome of this proposal.

Procedures for Voting

Q:	Who is entitled to vote?

A:	Only stockholders of record as of the close of business on March 1, 2013, the record date, will be entitled to vote on the proposals at the annual meeting. Each share of common stock is entitled to one vote.

Q:	How do I vote?

A:	If you are the record holder of your shares, you can vote by attending the annual meeting in person or by completing, signing and returning your proxy card in the enclosed postage-paid envelope.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your shares are held in street name, your proxy card may contain instructions from your broker that allow you to vote your shares using the Internet or telephone. Please consult with your broker if you have any questions regarding the electronic voting of shares held in street name.

Q:	Is my proxy revocable and can I change my vote?

A:	If you are a stockholder of record you may revoke your proxy at any time before it is voted by doing one of the following:

•	Sending a written notice revoking your proxy to Brian O. Casey, our Secretary, at 200 Crescent Court, Suite 1200, Dallas, Texas 75201;

•	Signing and mailing to us a proxy bearing a later date; or

•	Attending our annual meeting and voting in person.

If you are not a stockholder of record, but instead hold your shares in “street name” through a bank, broker or other nominee, the above-described options for revoking your proxy do not apply. Instead, you will need to follow the instructions provided to you by your bank, broker or other nominee in order to revoke your proxy and submit new voting instructions.

Q:	Is my vote confidential?

A:	Yes. Only the inspector of votes and certain of our employees will have access to your proxy card. All comments will remain confidential, unless you ask that your name be disclosed.

Our Current Stock Ownership

Q:	What percentage of stock do the directors and executive officers own?

A:	Collectively, our executive officers and directors beneficially owned approximately 1,143,056 shares, or approximately 14.1 percent, of our outstanding common stock as of March 1, 2013.

We believe that our executive officers and directors intend to vote their shares of our common stock on each of the proposals presented in this proxy statement as recommended by the Board of Directors.

Q:	Who are the largest principal stockholders?

A:	Based on our review of Schedule 13G, Schedule 13D and Form 4 filings, as of March 1, 2013, our ten largest institutional stockholders were GAMCO Investors, Inc. (9.9% ownership of our outstanding common stock), Royce & Associates (7.7%), Third Avenue Management LLC (6.1%), BlackRock (5.0%), Conestoga Capital (4.9%), Vanguard Group (3.5%), Wells Fargo & Co. (3.0%), Dimensional Fund Advisors, Inc. (2.0%), State Street Corp. (1.3%) and Northern Trust Investments (1.2%).

Susan M. Byrne, our Chairman, owned 6.4%, and Brian O. Casey, our President and Chief Executive Officer, owned 3.8% of our outstanding common stock as of March 1, 2013. Our employees and directors, including Ms. Byrne and Mr. Casey, collectively owned approximately 29.7% of our outstanding common stock as of March 1, 2013.

Other Information

Q:	What is the deadline to propose actions for consideration at the 2014 annual meeting of stockholders?

A:	To be included in the proxy statement for the 2014 annual meeting, stockholder proposals must be in writing and must be received by Westwood at our principal executive office at the following address: 200 Crescent Court, Suite 1200, Dallas, Texas 75201, Attn: Secretary, no later than November 15, 2013. In addition, all proposals will need to comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials.

Q:	How may I recommend or nominate individuals to serve as directors, and what is the deadline to propose or nominate individuals to serve as directors?

A:

You may propose director candidates for consideration by the Governance/Nominating Committee of our Board of Directors. Any such recommendations must be in writing to our Corporate Secretary at our principal executive office and received not less than 120 calendar days before the one-year anniversary of the date that the proxy statement for the previous year’s annual meeting was released to stockholders.

However, if we did not hold an annual meeting during the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. For the 2014 annual meeting, the deadline is November 15, 2013. Director candidates recommended by stockholders are evaluated by the Governance/Nominating Committee based on the same criteria applied by the Governance/Nominating Committee to director candidates identified by that committee. To be valid, a stockholder’s notice to the Corporate Secretary must set forth certain information, as further described in “Corporate Governance Information—Director Nominees.”

Q:	Who is soliciting my proxy and who will pay the solicitation expenses?

A:	The Company is soliciting your proxy by and on behalf of our Board of Directors, and we will pay the cost of preparing and distributing this proxy statement and the cost of soliciting votes. We will reimburse stockbrokers and other custodians, nominees and fiduciaries for forwarding proxy and solicitation material to the owners of our common stock.

Q:	Who can help answer my additional questions?

A:	Stockholders who would like additional copies, without charge, of this proxy statement or have additional questions about this proxy statement, including the procedures for voting their shares, should contact:

Mark A. Wallace, Chief Financial Officer

Westwood Holdings Group, Inc.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Telephone: (214) 756-6900

This question and answer section is qualified in its entirety by the more detailed information contained in this proxy statement. You are strongly urged to carefully read this proxy statement in its entirety before you vote.

This proxy statement contains important information that should be read before you vote on the proposals herein. You are strongly urged to read this proxy statement, including Appendix A and Appendix B hereto, in its entirety. You are also strongly urged to read our Annual Report on Form 10-K for the period ended December 31, 2012, which is being sent to you with this proxy statement.

PROPOSAL 1:

Election of Directors

Our bylaws provide that the Board of Directors of the Company (the “Board”) will consist of between three and eleven directors, as determined from time to time by resolution of the Board. The Board has previously set the number of directors at eight, all of whose terms expire at the 2013 Annual Meeting. Director Tom C. Davis is not standing for re-election to the Board at the 2013 Annual Meeting. Accordingly, the Board of Directors has reduced the size of the Board and established the number of directors as seven. Each director elected at the 2013 Annual Meeting will serve until the 2014 Annual Meeting and thereafter until his or her successor has been elected and qualified or until the director’s earlier death, resignation or removal. The Board of Directors, upon the recommendation of the Governance/Nominating Committee, has nominated the nominees listed below. Each nominee has consented to being named in this proxy statement and to serve if elected.

We have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board of Directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by the Board of Directors, unless a contrary instruction is given in the proxy.

Each stockholder is entitled to cast one vote for each director nominee per share of common stock held by them at the close of business on March 1, 2013. A plurality of the shares represented in person or by proxy at the annual meeting and entitled to vote is required for the election of directors. This means that the seven director nominees that receive the most votes will be elected. Votes may be cast in favor of a director nominee or withheld. Stockholders may withhold authority to vote for any nominee by striking a line through the name of such nominee in the space provided for such purpose on the proxy card. Broker non-votes and votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

Nominees

The persons nominated to be directors are listed below. The following information is submitted concerning the nominees for election as directors:

Name	Age	Position(s) With Westwood
Brian O. Casey	49	Chief Executive Officer, President, Secretary and Director

Susan M. Byrne	66	Chairman of the Board of Directors and Director

Richard M. Frank	65	Director

Robert D. McTeer	70	Director

Geoffrey R. Norman	69	Director

Martin J. Weiland	64	Director

Raymond E. Wooldridge	74	Director

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

FOR THE APPROVAL OF EACH OF THE DIRECTOR NOMINEES.

The biographical information for each director nominee is set forth below.

Brian O. Casey has served as Chief Executive Officer of Westwood since January 2006, as President, Secretary and director of Westwood since its inception in December 2001, and as Chief Operating Officer of Westwood from 2001 to 2005. Mr. Casey has served as Chief Executive Officer of Westwood Management since January 2006, as Secretary since 2003, as President since 2002, and as a director since 2000. Mr. Casey served as Chief Operating Officer of Westwood Management from 2000 to 2005, as Executive Vice President from 2000 to 2002, and as Vice President from 1992 to 1996. Mr. Casey has served as President and director of Westwood Trust since 1996. Since 2002, Mr. Casey has served on the Tartan Board of Directors, a group exclusively devoted to raising money for the Texas Scottish Rite Hospital for Children. Since 2006, he has been a member of the Governor’s Business Council for the State of Texas. He was appointed in 2008 to the board of the Baylor Health Care System Foundation, which helps raise money to support Baylor Health Care System’s mission of patient care, education, research and community service. In 2011, he was appointed to the Board of the Cooper Institute, an organization that is dedicated to scientific research in the field of preventative medicine and public health.

As the Chief Executive Officer of the Company and with over 20 years in senior executive roles with the Company, Mr. Casey brings an extensive knowledge of and experience with the Company and its business as well as valuable leadership and management experience. Mr. Casey has deep knowledge of the Company’s operations, strategies and competitive environment as well as the asset management industry as a whole. As a board member of several private organizations, Mr. Casey also brings valuable experience in governance matters.

Susan M. Byrne has served as Chairman of the Board of Directors and director of Westwood since its inception in December 2001. Ms. Byrne served as Co-Chief Investment Officer from January 2011 to February 2012, Chief Investment Officer of Westwood from January 2006 to January 2011, and as Chief Executive Officer from December 2001 to December 2005. Ms. Byrne is the founder of Westwood Management, and has served as its Chairman of the Board since 1983, as Chief Investment Officer from 1983 to February 2012, and as Chief Executive Officer from 1983 to 2005, and as President from 1983 to 2002. She served as a director of Westwood Trust from 1996 to 1999. She has previously served as a member of the Board of Presbyterian Communities Service Foundation, a member of the Board of the University of Texas Investment Management Company, and as a member of the Board of Trustees for the City of Dallas Employees Retirement Fund.

As the Founder and Chairman of the Board of the Company and as a result of her tenure with the Company and its subsidiaries for over 30 years, Ms. Byrne brings an extensive knowledge of and experience with the Company and its business as well as valuable leadership and management experience. Ms. Byrne has deep knowledge of the Company’s operations, strategies and competitive environment as well as the asset management industry as a whole. With over 40 years of experience in the investment management business, Ms. Byrne is uniquely qualified to provide insight to the Board on the Company’s investment management strategies and operations. As a board member of several private organizations, Ms. Byrne also brings valuable experience in governance matters.

Richard M. Frank has served as a director of Westwood and Westwood Trust since February 2006. Since December 2008, Mr. Frank has served as Executive Chairman of the Board of CEC Entertainment, Inc. (“CEC”), a Dallas-based NYSE-listed company that operates a chain of pizza and children’s entertainment restaurants. He has served as a Director of CEC since June 1985. He served as Chairman of the Board and Chief Executive Officer of CEC from March 1986 to December 2008, and served as CEC’s President and Chief Operating Officer from June 1985 until October 1988.

Mr. Frank brings extensive knowledge with regard to executive and board level oversight of a public company through his significant experience as chief executive officer, chairman and director of CEC. Mr. Frank also has a deep understanding of business, governance, compensation and financial matters through his service with CEC.

Robert D. McTeer has served as a director of Westwood and Westwood Trust since July 2007. Mr. McTeer has served as a Distinguished Fellow at the National Center for Policy Analysis (NCPA) since January 2007. Prior to joining the NCPA, he was Chancellor of the Texas A&M University System from November 2004 through November 2006. Before that, he had a 36-year career with the Federal Reserve System, including almost 14 years as President of the Federal Reserve Bank of Dallas and a member of the Federal Open Market Committee (FOMC). Mr. McTeer currently serves on the Board of Directors of Refocus Group, a nonpublic company, headquartered in Dallas, engaged in research and development of surgical procedures for vision disorders. He also serves as a Director of Beal Bank (Plano) and Beal Bank USA (nonpublic). He is a former Director of Aquinas Companies (nonpublic), Guaranty Bank (public), the University of Georgia’s College of Business (nonprofit), and the National Council on Economic Education (nonprofit). He is a former Director and President of the Association of Private Enterprise Education (nonprofit).

Mr. McTeer brings extensive knowledge of capital markets and the global economy, having served with the Federal Reserve System for 36 years. Mr. McTeer also brings valuable experience in business, governance, compensation and financial matters through his current and prior service as a director for other public and private companies.

Geoffrey R. Norman has served as a director of Westwood and Westwood Trust since April 2007. He was employed by General Electric from 1968 to 2004, serving in various roles including Comptroller of GE Española, Chief Financial Officer of GE International Contractor Equipment, Vice President & Treasurer of GE Capital, and Executive Vice President of GE Asset Management from April 1988 to March 2004. Mr. Norman graduated from GE’s Financial Management Program and spent three years on GE’s Corporate Audit Staff, conducting numerous audits of GE businesses in the United States and internationally. Mr. Norman serves on an advisory board for buildOn, a not-for-profit entity that builds schools in underdeveloped countries and organizes after-school clubs in US high schools. Mr. Norman also serves as a member of the Distribution Committee and as an advisor to 5AM Ventures, an early-stage venture capital biotech firm based in Menlo Park, California.

Mr. Norman brings extensive financial, operational, regulatory and strategy expertise to the Board, having served in several finance and executive management roles over a 36-year career at General Electric. As a former executive with GE Asset Management, where he led the creation of GE’s external money management business and served on the Board of Trustees of GE Canada’s Pension Plan, and current member of the Board of Trustees of the Canadian General Electric Pension Trust, Mr. Norman brings extensive knowledge of the institutional investment management business from both the asset manager and plan sponsor perspective.

Martin J. Weiland has served as a director of Westwood and Westwood Trust since December 2010. He retired as Chairman, President and Chief Executive Officer of Northern Trust Bank of Texas N.A. in May of 2009. Before his appointment in 1997 to CEO, Mr. Weiland served as Chief Fiduciary Officer of Northern Trust Bank of Texas N.A. He has more than 35 years experience in the trust and investment management industry. Mr. Weiland began his career at Continental Illinois National Bank in 1973. He then moved to Texas to become Manager of Employee Benefits for Texas Commerce Bank. In 1987, he joined First Republic (Bank of America) to manage Corporate and Institutional Trust. He is a past Chairman of the Trust Financial Services Division of the Texas Bankers Association and has served on various industry related committees including the American Bankers Association, as well as the Texas Bankers Association. He is currently on the Board of The Dallas Opera, having served as President/Chairman on two separate occasions.

Mr. Weiland brings extensive knowledge of the trust and investment management industries to the Board, having served over 35 years with Northern Trust, First Republic Bank, Texas Commerce Bank and Continental Illinois Bank. Mr. Weiland brings a thorough understanding of competitive, regulatory, client service and strategic issues facing the Company.

Raymond E. Wooldridge has served as a director of Westwood since it became a public company in December 2001. He has served as a director of Westwood Trust since 2000. He is a director of CEC Entertainment, Inc., a Dallas-based NYSE-listed company that operates a chain of pizza and children’s entertainment restaurants. He is Chairman of the Board of Reeves Bancshares, Inc., a one-bank holding company whose principal subsidiary is Stockmans Bank, which serves southwestern Oklahoma. Mr. Wooldridge was a Director for Davidson Companies, Inc., a financial services holding company headquartered in Montana, from 1994 to 2009. He also served as a Director of Davidson Trust Company, a wealth management and trust firm, from 2001 to 2005. From 1986 to 1999, he was a director of SWS Group, Inc. (“SWS”); from 1996 to 1999, he served as the Vice Chairman and Chairman of the Executive Committee of SWS; from 1993 to 1996, he served as Chief Executive Officer of SWS; and from 1986 to 1993, he served as President and Chief Operating Officer of SWS. He is a past Chairman of the National Securities Clearing Corporation, a national clearing agency registered with the SEC, and past Vice Chairman of the Board of Governors of the National Association of Securities Dealers.

Mr. Wooldridge brings extensive financial, operational, regulatory and strategy expertise to the Board, having served in senior executive roles with SWS for over 13 years. In addition, as a former senior executive and director of SWS, our former parent company, Mr. Wooldridge developed intimate knowledge of the Company’s operations, firm history and competitive landscape. Mr. Wooldridge also brings valuable experience in business, governance, compensation and financial matters through his current and prior service as a director for other public and private companies.

Tom C. Davis, who served as a director of Westwood in 2012, will not be standing for re-election at the 2013 Annual Meeting.

Corporate Governance Information

The Board of Directors held five meetings during 2012. All of the director nominees attended all of the meetings held in 2012. The standing committees of the Board of Directors currently consist of the Audit Committee, the Compensation Committee and the Governance/Nominating Committee. The membership and duties of these committees are described below.

Independent Directors (1)	Audit Committee	Compensation Committee	Governance/Nominating Committee
Tom C. Davis (2)	M		M
Richard M. Frank	M	C	M
Robert D. McTeer	M
Geoffrey R. Norman (2)	M	M
Martin J. Weiland (3)	M	M	C
Raymond E. Wooldridge (4)	C	M	M

M	Committee member
C	Committee chairman

(1)	The Board of Directors has determined that all members of the Audit, Compensation and Governance/Nominating Committees are “independent directors” within the meaning of the NYSE Corporate Governance Listing Standards.

(2)	The Board of Directors has determined that Geoffrey R. Norman is qualified as an Audit Committee financial expert within the meaning of the regulations of the Securities and Exchange Commission (“SEC”) and has accounting and related financial management expertise within the meaning of the NYSE Corporate Governance Listing Standards. Tom C. Davis served as the Company’s Audit Committee financial expert in 2012. Mr. Davis is not standing for re-election at the 2013 Annual Meeting.

(3)	Martin J. Weiland was appointed to the Compensation Committee in February 2012.

(4)	Raymond E. Wooldridge is “Lead Director,” and as such, he chairs executive sessions of the Board of Directors.

Board Committees

Audit Committee. The Audit Committee operates pursuant to a charter approved by our Board of Directors, which the Audit Committee reviews periodically to determine if revisions are necessary or appropriate. A copy of the charter is posted on our website at www.westwoodgroup.com. In addition, a copy of the charter is available upon written request to our Corporate Secretary at our principal executive office (200 Crescent Court, Suite 1200, Dallas, Texas 75201). The Audit Committee monitors our independent auditors as well as the preparation of our financial statements. The Audit Committee considers and selects an independent accounting firm to conduct the annual audit, monitors the independence of our independent accountants and monitors our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is responsible for reviewing reports from our management relating to our financial condition and other matters that may have a material impact on our financial statements and compliance policies. The Audit Committee is also responsible for inquiring of our management and independent auditors regarding the appropriateness of the accounting principles we follow, as well as reviewing changes in accounting principles and their impact on our financial statements in terms of scope of audits conducted or scheduled to be conducted. The Audit Committee is further responsible for preparing a report stating, among other things, whether our audited financial statements should be included in our Annual Report. The Audit Committee met five times during 2012. All of the members of the Audit Committee attended all of the meetings held in 2012.

Compensation Committee. The Compensation Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is posted on our website at www.westwoodgroup.com. In addition, a copy of the charter is available upon written request to our Corporate Secretary at our principal executive office. The Compensation Committee authorizes and determines all compensation for our executive officers, administers our incentive compensation plans in accordance with the powers and authority granted in such plans, determines any incentive awards to be made to our officers, administers all of our stock incentive plans and other equity ownership, compensation, retirement and benefit plans, approves the performance-based compensation of individuals pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code Section 162(m)”), and administers other matters relating to compensation or benefits. The Compensation Committee met six times during 2012. All of the members of the Compensation Committee attended all of the meetings held in 2012.

Governance/Nominating Committee. The Governance/Nominating Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is posted on our website at www.westwoodgroup.com. In addition, a copy of the charter is available upon written request to our Corporate Secretary at our principal executive office. The primary function of the Governance/Nominating Committee is to develop and oversee the application of corporate governance principles to Westwood, to identify and evaluate qualified candidates for Board membership and recommend to the Board director nominees to be voted on at the annual meeting of stockholders, and communicate with members of the Board regarding Board and committee meeting format and procedures. The Governance/Nominating Committee met four times during 2012. All of the members of the Governance/Nominating Committee attended all of the meetings held in 2012.

Director Independence

Our Board of Directors has adopted Corporate Governance Guidelines, which concern director independence, among other matters. The full text of our Corporate Governance Guidelines is available on our website at www.westwoodgroup.com. In addition, a copy of our Corporate Governance Guidelines is available upon written request to our Corporate Secretary at our principal executive office.

Pursuant to our Corporate Governance Guidelines, a majority of the members of our Board of Directors, as well as all members of each committee of the Board, must be non-management directors who meet the “independence” requirements of the NYSE Corporate Governance Listing Standards and other governing laws and regulations. In addition, all members of the Audit Committee must meet additional “independence” standards required under the Exchange Act. Our Board of Directors annually reviews director independence. In the 2012 review, the Board of Directors reviewed directors’ responses to a questionnaire asking about their relationships, and the relationships of their family members, with us, and other potential conflicts of interest. In connection with this review, our Board of Directors specifically considered that Mr. Wooldridge has a former relationship with SWS Group, Inc., the company from which we were spun-off in 2002. In addition, our Board of Directors was aware that certain of our directors and individuals or entities affiliated with such directors have asset management accounts that are held by one of our subsidiaries and managed by us. After noting such items, and based upon its review, the Board of Directors unanimously decided that none of these relationships constituted a material relationship with us that would affect the “independence” of any such director under the NYSE rules.

As a result, the Board affirmatively determined that Messrs. Davis, Frank, McTeer, Norman, Weiland and Wooldridge are all “independent” as defined under SEC and NYSE rules. Ms. Byrne and Mr. Casey (each of whom was an executive officer of the Company during 2012) are not independent directors.

Board Leadership Structure

Our Board of Directors currently separates the roles of Chief Executive Officer and Chairman of the Board, however the Board does not have a policy in place that requires these two roles to remain separate. Brian O. Casey serves as our President, Chief Executive Officer and director, and Susan M. Byrne serves as our Chairman of the Board. As President and Chief Executive Officer, Mr. Casey has primary responsibility for the day-to-day operations of the Company and provides leadership on the Company’s key strategic objectives. As Chairman of the Board, Ms. Byrne provides leadership to the Board and chairs its meetings.

Pursuant to our Corporate Governance Guidelines, if the Chairman of the Board is an employee of the Company, the Board will designate a non-management director as “Lead Director.” Since Ms. Byrne, the Chairman of the Board, is an employee of the Company, the Board has appointed Mr. Wooldridge to serve as Lead Director. As such, he (i) chairs executive sessions of the non-management directors, (ii) serves as the principal liaison between the Chairman of the Board and the independent directors, and (iii) advises the Chairman of the Board with respect to agenda items. In accordance with our Corporate Governance Guidelines, our non-management directors meet in executive session without the presence of management on a regular basis.

With a supermajority of independent directors, an Audit Committee, a Compensation Committee and a Governance/Nominating Committee each comprised entirely of independent directors, a Lead Director to chair all executive sessions of the non-management directors, and a Chairman of the Board with extensive experience as a leader in the asset management industry and intimate knowledge of the Company’s strategy and daily operations, the Board of Directors believes that its existing leadership structure provides an appropriate balance that best serves the Company and its stockholders.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic risks. The Audit Committee is responsible for oversight of risks relating to the Company’s accounting matters, financial reporting and legal and regulatory compliance. To satisfy these oversight responsibilities, the Audit Committee meets regularly with management, the Company’s internal auditor and Grant Thornton LLP, the Company’s independent auditor. The Compensation Committee is responsible for overseeing risks relating to employment policies and the Company’s compensation and benefits programs. To satisfy these oversight responsibilities, the Compensation Committee meets regularly with management to better understand the implications of compensation decisions, particularly the risks the

Company’s compensation policies pose to the Company’s financial condition, human resources and stockholders. The Governance/Nominating Committee is responsible for overseeing risks relating to overall corporate governance and Board succession planning. To satisfy these oversight responsibilities, the Governance/Nominating Committee annually reviews Board composition and Board and committee performance and periodically reports to the Board on corporate governance matters.

Additionally, the Board’s risk oversight function is supported by the directorships of Mr. Casey and Ms. Byrne, whose industry knowledge and experience provide the Board with a deep understanding of the risks that the Company faces. Accordingly, the Board of Directors believes that having Mr. Casey and Ms. Byrne both serve on the Board, together with a supermajority of independent directors, three independent Board committees and a Lead Director, provide the appropriate leadership structure to assist in effective risk oversight by the Board.

Risks Related to Compensation Policies and Practices

As part of its oversight of the Company’s executive and non-executive compensation programs, the Compensation Committee considers the impact of the Company’s compensation programs, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk-taking, to determine whether they present a material risk to the Company. The Compensation Committee also considers the following risk mitigating factors:

•	Overall compensation levels that are competitive with the market;

•	Limits on annual cash incentive awards;

•	The Compensation Committee’s discretionary authority to reduce annual cash incentive awards;

•	Use of long-term equity incentive awards to reward executives and other key employees for driving sustainable, profitable growth for stockholders and clients;

•	Vesting periods for long-term equity incentive awards that encourage executives and other key employees to focus on sustained stock price appreciation; and

•

The Company’s internal control over financial reporting and other financial, operational and compliance policies and practices currently in place that are intended to prevent manipulation of performance.

Based on this review, the Company has concluded that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Director Nominees

The Board of Directors has delegated to the Governance/Nominating Committee specified responsibilities relating to selection of directors to serve on the Board. The Governance/Nominating Committee of the Board has the responsibility for identifying potential candidates for Board membership and for making a recommendation to the Board of a slate of director candidates to stand for election at the annual meeting of our stockholders. The Governance/Nominating Committee seeks to identify, and the Board selects, director candidates who (i) have significant business experience that is relevant and beneficial to the Board and Westwood, (ii) are willing and able to make a sufficient time commitment to the affairs of Westwood in order to effectively perform the duties of a director, including regular attendance of Board meetings and committee meetings, (iii) are committed to the long-term growth and profitability of Westwood, (iv) are individuals of character and integrity, (v) are individuals with inquiring minds who are willing to speak their minds and challenge and stimulate management and (vi) represent the interests of Westwood as a whole and not just the interests of a particular stockholder or group. The Governance/Nominating Committee does not have a specific policy considering diversity in identifying director candidates, but rather uses the criteria listed above. The Governance/Nominating Committee believes these criteria are the key factors in identifying qualified director candidates.

The Governance/Nominating Committee has a policy for considering new director candidates recommended by our stockholders if such recommendations are made in compliance with the following procedures. A stockholder wishing to recommend a candidate for inclusion as a director nominee in the proxy statement for our annual meeting must submit a written notice of the recommendation to our Corporate Secretary at our principal executive office. The submission must be received at our principal executive office not less than 120 calendar days before the one-year anniversary of the date that the proxy statement for the previous year’s annual meeting was released to stockholders. However, if we did not hold an annual meeting during the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. For the 2014 annual meeting, the deadline is November 15, 2013. Director candidates recommended by stockholders are evaluated by the Governance/Nominating Committee based on the same criteria applied by the Governance/Nominating Committee to director candidates identified by that committee, as described in the previous paragraph.

To be valid, a stockholder’s notice to the Corporate Secretary must set forth (i) the name and address of the stockholder recommending such candidate, as such information appears on our books (if the stockholder is a record holder), (ii) the class and number of shares of Westwood stock that are beneficially owned by the stockholder, (iii) the name, age, business address and residence address of each candidate proposed in the notice, (iv) each candidate’s biographical data and qualifications, (v) the class and number of shares of Westwood stock beneficially owned by the candidate, if any, (vi) a description of all arrangements or understandings between the stockholder (or between any person(s) at whose request the stockholder is making the recommendation) and each candidate and (vii) any other information required to be disclosed in solicitations of proxies for election of directors or otherwise required pursuant to Regulation 14A under the Exchange Act. The foregoing information must be provided with respect to any person that the stockholder proposes to recommend for election or re-election as a director. The candidate’s signed written consent to being named in the proxy statement as a nominee and to serving as a director if elected must also be provided.

For the 2013 Annual Meeting, our Governance/Nominating Committee has not received a candidate recommendation from any stockholder (or group of stockholders), including any stockholder (or group of stockholders) that beneficially owns more than five percent of our common stock.

Communications with the Board

Stockholders or other interested parties may communicate with the Board of Directors or particular Board members (including our Lead Director or non-management directors as a group) by mailing a written communication to our Corporate Compliance Officer at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, by email to compliance@westwoodgroup.com or by telephone to 214-756-6900. All communications are received and processed by the Corporate Compliance Officer before being referred to the appropriate Board member(s). Complaints relating to our accounting, internal accounting controls or auditing matters, and concerns regarding questionable accounting or auditing matters, are referred to the Chairman of the Audit Committee. Other communications intended for the Board of Directors at large are referred to our Lead Director, while communications intended for specific Board members are referred to those Board members. Advertisements, solicitations for periodical or other subscriptions, and similar communications are not forwarded to Board members. In the event that a complaint or concern appears to involve the Corporate Compliance Officer, then the stockholder or other interested party is encouraged to contact directly the Chairman of the Audit Committee, Raymond E. Wooldridge, at rwooldridge@westwoodgroup.com.

Stockholders may also communicate directly with Board members at the annual meetings of stockholders, as it is our policy that Board members should attend such meetings and make themselves available to address any matters properly brought before the meetings. All of our Board members attended the 2012 annual meeting of stockholders.

Code of Ethics

All of our employees, including our principal executive officer, principal financial officer and principal accounting officer, and all of our directors are required by our Code of Business Conduct and Ethics (the “Code of Ethics”) to conduct our business in the highest legal and ethical manner. The full text of the Code of Ethics is available on our website at www.westwoodgroup.com. In addition, a copy of the Code of Ethics is available upon written request to our Corporate Secretary at our principal executive office address. We intend to post amendments to or waivers from the Code of Ethics as required by applicable rules on our website.

Our employees are required to report any conduct that they believe could in any way be construed as a fraudulent or illegal act or otherwise in violation of the Code of Ethics. The Audit Committee has established procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of related concerns.

Director Compensation

We pay each non-employee member of our Board of Directors a $20,000 annual retainer, $5,000 for each regularly scheduled quarterly meeting of the Board of Directors attended by the member and $5,000 per Board or committee meeting attended other than regularly scheduled quarterly meetings. The Lead Director receives an additional $5,000 annual retainer. Additionally, upon election or re-election as a member of our Board of Directors, each non-employee director is awarded 1,500 restricted shares of our common stock, which generally vest 12 months from the date of grant. In 2011, the Board established a policy that directors should own a minimum of 3,000 shares of our common stock within three years of their election or the establishment of this policy. The Compensation Committee reviews our compensation arrangements for directors from time to time. Brian O. Casey, our President and Chief Executive Officer, and Susan M. Byrne, our Chairman of the Board, are not included in this table as they are Company employees and receive no compensation for their service as directors. The Company’s executive officers do not make recommendations regarding the non-employee directors’ compensation.

2012 Director Summary Compensation Table

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Total ($) (h)
Tom C. Davis	45,000	56,145	101,145
Richard M. Frank	50,000	56,145	106,145
Robert D. McTeer	45,000	56,145	101,145
Geoffrey R. Norman	50,000	56,145	106,145
Martin J. Weiland	50,000	56,145	106,145
Raymond E. Wooldridge	55,000	56,145	111,145

Notes, by column letter:

(c)

The amounts contained in column (c) reflect the grant date fair value of the time-based restricted stock granted to directors in 2012 in accordance with Accounting Standards Codification Topic 718 (“ASC 718”), “Stock Compensation” (except no assumptions for forfeitures were included). The assumptions used in the valuation of the restricted stock awards are discussed in footnote 10 “Employee Benefits” of our audited financial statements, which are included in our 2012 Form 10-K filed with the SEC on February 28, 2013. All restricted stock grants were made under the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan and are subject to a one-year vesting period as described above.

As of December 31, 2012, our directors held the following unvested restricted stock:

Name (a)	Unvested Restricted Stock (b)
Tom C. Davis	1,500
Richard M. Frank	1,500
Robert D. McTeer	1,500
Geoffrey R. Norman	1,500
Martin J. Weiland	1,500
Raymond E. Wooldridge	1,500

Notes, by column letter:

(b)	The unvested restricted shares were issued on April 19, 2012 and have a vesting date of April 18, 2013, subject to such director’s continued service as a director through the vesting date.

EXECUTIVE OFFICERS

Biographical information regarding Westwood’s current executive officers and other key employees is as follows:

Brian O. Casey. See biographical information under the caption Proposal 1 – Election of Directors.

Susan M. Byrne. See biographical information under the caption Proposal 1 – Election of Directors.

Mark Freeman, age 45, has served as Executive Vice President and Chief Investment Officer since February 2012. Mr. Freeman served as Executive Vice President and Co-Chief Investment Officer from January 2011 to February 2012. He served as Senior Vice President and Portfolio Manager for Westwood from July 2006 to December 2010. He joined Westwood in 1999 as Assistant Vice President and served as Vice President and Portfolio Manager from July 2000 to July 2006. Mr. Freeman is a member of the American Economics Association, the CFA Institute, and the CFA Society of Dallas/Fort Worth. Additionally, he is a member of the Board of Trustees of Millsaps College, and serves as a board member for the Wilson Fund.

Mark A. Wallace, age 55, has served as Vice President and Chief Financial Officer of Westwood since November 2012. Mr. Wallace has extensive experience in senior financial officer roles at NYSE listed corporations. His experience includes financial reporting for SEC registrants, capital markets, corporate governance, global tax and treasury matters, mergers and acquisitions, and technology solutions. Prior to joining the Company, Mr. Wallace served as Chief Financial Officer of HCP, Inc., an S&P 500 real estate investment trust, from March 2004 until March 2009. Following HCP, Mr. Wallace served as Chief Financial Officer of Westcore Properties, a privately held international real estate firm, from August 2010 until December 2010, as a financial consultant to Goodman Networks, Inc., a telecommunication services company, from May 2011 until August 2012, and as Chief Financial Officer of Leading Edge Aviation Services, Inc., a privately held aerospace services company, from September 2012 until November 2012. Mr. Wallace also served as Chief Financial Officer of Titanium Metals Corporation and Tremont Corporation, both NYSE listed companies, and as Assistant Controller of Valhi, Inc. His career includes 11 years with Arthur Andersen LLP. Mr. Wallace holds a Bachelor’s and Master’s degree in business administration, and is a certified public accountant.

William R. Hardcastle, Jr., age 45, served as Vice President and Chief Financial Officer of Westwood from July 2005 until November 2012, when he resigned as Chief Financial Officer to focus his attention on business development and strategic initiatives at the Company. Mr. Hardcastle served as Treasurer of Westwood from July 2002 to July 2005 and as Assistant to the President of Westwood from December 2001 to July 2002. Mr. Hardcastle is a member of the CFA Institute.

There are no family relationships among the directors, executive officers and other key employees of Westwood, except as described under “Certain Relationships and Related Party Transactions – Review and Approval of Related Party Transactions.”

SEC rules require that we discuss the compensation of all individuals that served as a named executive officer during the year. As a result, Ms. Byrne, who served as Co-Chief Investment Officer until February 2012, and Mr. Hardcastle, who served as Chief Financial Officer until November 2012, are discussed in those capacities.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis provides information regarding our executive compensation program in 2012 for the following executive officers of the Company (collectively, the “named executive officers”):

•	Brian O. Casey, our President and Chief Executive Officer;

•	Mark A. Wallace, our Vice President and Chief Financial Officer;

•	William R. Hardcastle, Jr., our Vice President and former Chief Financial Officer;

•	Mark R. Freeman, our Executive Vice President and Chief Investment Officer; and

•	Susan M. Byrne, our Chairman of the Board and former Co-Chief Investment Officer.

During 2012, we had only five executive officers, all of whom are set forth above.

Effective February 7, 2012, Mark R. Freeman was named our Chief Investment Officer. Prior to this appointment, Mr. Freeman and Susan Byrne, our Founder and Chairman of the Board, shared this role as Co-Chief Investment Officers.

While Ms. Byrne no longer serves as Co-Chief Investment Officer, she remains on our Board of Directors and serves as its Chairman. Ms. Byrne also continues to work with the Company on strategic global initiatives and offer her investment experience to the Company. Our Amended and Restated Bylaws were amended and restated effective April 19, 2012, to provide, among other things, that the Chairman of the Board will not, by virtue of that position alone, be deemed an officer of the Company.

Effective November 6, 2012, Mark A. Wallace was appointed our Chief Financial Officer, replacing William R. Hardcastle Jr., who resigned as our Chief Financial Officer effective November 6, 2012, in order to focus his attention on other business development and strategic initiatives at the Company.

Overview of our Executive Compensation Program

The intellectual capital of our employees is one of the most important assets to our firm. As an asset manager, our financial results are primarily based upon the amount of assets we manage, which is dependent on our ability to generate competitive long-term investment performance, build strong relationships with clients, investment consulting firms and other financial intermediaries, provide attentive client service and develop new client relationships, all of which depends, in part, on the intellectual capital of our employees, including the named executive officers.

Highlights of our 2012 performance included the following:

•

We established Westwood International Advisors Inc., based in Toronto, Canada, to manage global equity and emerging markets equity strategies, with assets under management growing to $888 million as of December 31, 2012.

•	Assets under management as of December 31, 2012 were a record $14.2 billion, an 8% increase compared to $13.1 billion as of December 31, 2011.

•	Average assets under management for 2012 were $13.7 billion, a 6% increase compared to 2011.

•	As of December 31, 2012, on an asset-weighted basis, over 90% of our investment strategies have outperformed their respective benchmarks since inception.

•	With the addition of three funds in late 2012, our Westwood FundsTM family of mutual funds now includes ten funds and ended the year with $1.6 billion in assets under management.

•

Our Income Opportunity strategy, with its focus on current income and lower volatility, had net asset inflows of over $600 million, achieved a 5-star overall rating from Morningstar, and finished the year with $1.7 billion in assets under management.

•	Total revenue was a record $77.5 million, a 12% increase over the prior year.

We believe that the quality, expertise and commitment of our named executive officers are critical to achieving our short-term and long-term business objectives and strategies. To this end, a principal objective of our executive compensation program is to deliver competitive total direct compensation (i.e., base salary, annual cash incentive award and long-term equity awards) that will attract, motivate and retain talented executives who can contribute to the success of our business.

Significant Aspects of our 2012 Executive Compensation Program

Base Salaries	Mr. Casey’s base salary remained flat at 2011 levels; Mr. Freeman’s base salary increased 81.8% in recognition of, among other things, the additional responsibilities he assumed as our Chief Investment Officer; Ms. Byrne’s base salary decreased 33.3% as a result of her relinquishing her previous responsibilities as Co-Chief Investment Officer; and Mr. Hardcastle received a merit increase of 2.7% in his base salary.

Annual Cash Incentive Awards

Messrs. Casey and Freeman and Ms. Byrne received an annual cash incentive award of $1,275,700, $637,850, and $1,070,315, respectively, which was based upon our adjusted pre-tax income for 2012 (as defined below under “2012 Executive Compensation Components-Annual Cash Incentive Awards”) provided that Ms. Byrne’s award was based upon our adjusted pre-tax income through April 30, 2012 (the expiration date of her employment agreement).

Mr. Freeman earned a mutual fund award of $1,000,000 based on the Westwood Income Opportunity Fund receiving a 5-star overall rating from Morningstar for the performance period ending December 31, 2012. This mutual fund award is scheduled to vest on December 31, 2013 provided Mr. Freeman remains continuously employed by the Company through the vesting date.

Mr. Hardcastle earned an annual cash incentive award of $165,000, an increase of 10% from his 2011 annual cash incentive award, from the Company cash bonus pool.

Mr. Wallace, pursuant to the terms of his at-will employment offer letter (“Offer Letter”), received a performance bonus of $50,000.

Long-Term Equity Awards

In connection with their performance-based restricted stock awards, Messrs. Casey and Freeman vested in 35,000 shares and 20,000 shares, respectively, as a result of the Company achieving 2012 adjusted pre-tax income (as defined below under “2012 Executive Compensation Components-Annual Cash Incentive Awards”) of at least $26,661,105.

Mr. Hardcastle received a time-based restricted stock award of 5,500 shares, which was the same he received last year.

Mr. Freeman received a time-based restricted stock award of 9,548 shares, in recognition of his performance discussed below.

Mr. Wallace received a time-based restricted stock award of 5,000 shares in connection with his hire as our Chief Financial Officer as discussed below.

Perquisites and Personal Benefits	We did not provide significant perquisites or personal benefits to the named executive officers in 2012, other than $50,000 in relocation benefits to Mr. Wallace in the form of reimbursement of his moving and househunting expenses.

At-Risk Compensation	A significant portion of Messrs. Casey’s, Freeman’s and Hardcastle’s and Ms. Byrne’s 2012 total direct compensation – approximately 64% to 85% – was “at risk” compensation, delivered in the form of annual cash incentive awards and long-term equity awards.

Stockholders Advisory Vote on Executive Compensation

As further discussed below, we did not conduct an advisory vote on executive compensation at last year’s Annual Meeting of Stockholders.

To date, we have conducted one advisory vote on executive compensation, which occurred at our 2011 Annual Meeting of Stockholders. While this vote was not binding on the Committee, the Board of Directors or the Company, the Committee values the opinions of the Company’s stockholders on executive compensation matters. Based upon the Inspector of Election’s report, this advisory vote on executive compensation received the favorable support of 97.6% of the votes cast thereon, reflecting strong stockholder support for our 2010 executive compensation program. The Committee evaluated the results of this advisory vote, together with the other factors and data discussed in this Compensation Discussion and Analysis, in determining our 2012 executive compensation program. In light of the strong stockholder support of our 2010 executive compensation program, the Committee did not make any changes to our 2012 executive compensation program solely as a result of this advisory vote.

The majority of the votes cast at our 2011 Annual Meeting of Stockholders were in favor of conducting the advisory vote on executive compensation once every three years. Partly in response to this stockholder support, we have adopted a policy of conducting the advisory vote on executive compensation once every three years. We will revisit this policy following the next advisory vote on the frequency of advisory votes on executive compensation, and we may revise this policy in the interim as we deem appropriate.

The Committee nevertheless made the following changes in the first quarter of 2013 to our executive compensation program:

•

In February 2013, the Compensation Committee established the performance goal applicable to the 2013 tranche of Messrs. Casey and Freeman’s performance-based restricted stock awards, as adjusted pre-tax income, as defined, of $27,000,000. This represents a five-year compound annual growth rate in excess of 10% over annual adjusted pre-tax income in 2008 (excluding a 2008, non-recurring performance fee of $8.7 million). Our adjusted pre-tax income is determined based on our audited financial statements and is equal to our income before income taxes increased by the expenses incurred for the year for (i) incentive compensation for all officers and employees and (ii) performance-based restricted stock awards, and excluding start up, non-recurring, and similar expense items.

•

The Committee increased Mr. Casey’s base salary from $500,000 to $600,000 effective February 15, 2013 in recognition of (i) his individual performance factors, discussed below, and (ii) to increase the competitiveness of his base salary.

Compensation Philosophy and Objectives

Our 2012 executive compensation program and compensation decisions were grounded in the following principles:

•	Deliver competitive total direct compensation to attract, motivate and retain talented executives who contribute to the success of our business;

•	Award compensation that motivates and recognizes valuable, short—and long-term individual and company performance; and

•	Align the named executive officers’ interests with those of our stockholders.

As further discussed below, in 2012 the Committee reviewed and considered the market compensation data derived from the McLagan Survey and the Custom Peer Group to ensure, in its subjective judgment, that the named executive officers’ total direct compensation (i.e., base salary, annual cash incentive award and long-term equity awards) was competitive in our marketplace for executive talent. Furthermore, a significant portion of Messrs. Casey’s, Freeman’s and Hardcastle’s and Ms. Byrne’s 2012 total direct compensation—approximately 64% to 85%—was “at risk” compensation, delivered in the form of annual cash incentive awards and long-term equity awards. The Committee designed the annual cash incentive awards and long-term equity awards with the intention that such awards would focus the named executive officers on achieving our short-term business objectives and strategies and align their interests with our stockholders.

Role of Executive Officers in Compensation Decisions

In 2012, Mr. Casey worked closely with the Committee to formulate specific plan and award designs necessary to align our executive compensation program with our business objectives and strategies.

Mr. Casey provided the Committee his recommendations on the level and form of the compensation of Messrs. Wallace, Hardcastle and Freeman. With respect to Messrs. Hardcastle and Freeman, Mr. Casey’s recommendations were based upon his annual review of these executive officer’s individual performance and their applicable employment arrangements, if any. With respect to Mr. Wallace, Mr. Casey’s recommendations were based upon his review of the market compensation data derived from the McLagan Survey and the Custom Peer Group as further described below. The Committee has complete discretion to accept, reject, or modify Mr. Casey’s recommendations. In 2012, the Committee accepted, without modification, Mr. Casey’s recommendations regarding the base salary adjustments, if any, annual cash incentive award and long-term equity awards for Messrs. Wallace, Hardcastle and Freeman.

Mr. Casey does not make recommendations to the Committee as to his own compensation or the compensation of Ms. Byrne.

Setting Executive Compensation

Based on the foregoing philosophy and objectives, the Committee aims to structure the executive compensation program to motivate the named executive officers to achieve the business strategies and goals set by the Company and to reward the executives for achieving such strategies and goals. In establishing the total direct compensation (i.e., base salary, annual cash incentive award and long-term equity awards) of each of the named executive officers, the Committee performed one or more of the following reviews:

•

Assessment of Company Performance. Our financial performance has an impact on the compensation of all of our employees, including the named executive officers. In general, in establishing one or more of the compensation components of Messrs. Casey, Hardcastle and Freeman and Ms. Byrne, the Committee considered each of the following measures of Company performance: “adjusted pre-tax income” (as defined below), growth in assets under management, and investment performance of the portfolios managed by us as further described below.

In approving the (i) annual base salaries of Messrs. Casey, Hardcastle, Freeman and Ms. Byrne and (ii) annual cash incentive awards and equity awards of Messrs. Casey, Hardcastle and Freeman, the Committee did not assess the above performance measures based upon predetermined goals, formulas or weighted factors; rather, the Committee considered all of these measures subjectively and collectively. However, as we discuss below, the Committee did use our annual “adjusted pre-tax income” (as defined below) as the starting point for determining (a) the Company cash bonus pool, in which Mr. Hardcastle and Mr. Wallace participated in 2012, and (b) the performance formula for determining the annual cash incentive awards of Messrs. Casey and Freeman, and Ms. Byrne and the 2012 tranche of Messrs. Casey and Freeman’s performance-based restricted stock shares.

The Committee chose the above performance measures because it believes that such measures are meaningful indicators of our profitability and performance and align our executive’s compensation with the interests of our stockholders. As further described below, our performance was only one of several factors considered by the Committee in approving executive compensation.

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Assessment of Individual Performance. Individual performance has an impact on the compensation of all Company employees, including the named executive officers. The assessment of the individual performance of each of the named executive officers is a subjective evaluation of his or her accomplishment and contribution to the Company and is not based on the achievement of specific quantitative goals. Annually, the Committee reviews the performance of Mr. Casey and Ms. Byrne for the prior year. As discussed above, Mr. Casey reviews the annual performance of Messrs. Wallace, Hardcastle and Freeman and informs the Committee of the results of his reviews to the Committee for their consideration.

In approving the compensation of Messrs. Casey, Hardcastle and Freeman and Ms. Byrne in 2012, the Committee considered the following subjective individual accomplishments and contributions:

Brian O. Casey. In assessing Mr. Casey’s base salary and assessing whether the Committee should exercise any discretion to reduce Mr. Casey’s annual cash incentive award, the Committee considered Mr. Casey’s:

•	Comprehensive oversight and management responsibilities across the entire organization;

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Contribution to the significant organic growth the Company has achieved over the past several years, with net inflows over the last five years of $2.7 billion representing 43% of our growth in assets under management;

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Effective leadership in establishing and integrating Westwood International Advisors in 2012, and overseeing the growth of Westwood International’s assets under management to $888 million at December 31, 2012;

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Oversight of our strategic relationship with the National Bank of Canada, which led to (i) the selection of Westwood International Advisors serving as portfolio manager to the Westwood Emerging Markets Fund, a mutual fund for Canadian investors, and (ii) the subsequent launch of the Global Equity and Global Dividend funds for Canadian investors; and

•	Success in attracting and retaining a talented team of management and investment professionals.

William R. Hardcastle, Jr. In assessing Mr. Hardcastle’s base salary, annual cash incentive award and equity award, the Committee considered Mr. Hardcastle’s:

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Substantial contribution to our strategic and corporate development initiatives over the past several years, including the Philadelphia Fund acquisition in 2009, the McCarthy Group Advisors, LLC acquisition in late 2010, and the establishment of Westwood International Advisors Inc. in 2012;

•	Significant contribution to start-up activities related to Westwood International Advisors;

•	Substantial involvement in the successful launch of three new mutual funds in 2012 including Westwood Emerging Markets, Westwood Global Equity, and Westwood Global Dividend; and

•	Role in overseeing the Company’s financial reporting process and internal control over financial reporting.

Mark R. Freeman. In assessing Mr. Freeman’s base salary, annual cash incentive award, mutual fund bonus award, and equity award, the Committee considered Mr. Freeman’s:

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Leadership with respect to the management and marketing of the Income Opportunity strategy, which completed a 10-year track record of outstanding performance in 2012, achieved a 5-star overall rating from Morningstar, and generating more than $600 million in net inflows in 2012;

•	Substantial involvement in the ongoing development of the Company’s investment management and research capabilities;

•	Effective representation of our investment department to clients, prospects and consultants; and

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Leadership with respect to the Company’s competitive investment performance, including our Master Limited Partnership (MLP) strategy and SmallCap Value strategy, both of which performed well for consecutive years.

Susan M. Byrne. In assessing Ms. Byrne’s base salary and assessing whether the Committee should exercise any discretion to reduce Ms. Byrne’s annual cash incentive award, the Committee considered Ms. Byrne’s:

•	Contributions to our ongoing strategic global and corporate development initiatives;

•	Oversight of our investment strategy and investment function; and

•	Role in setting portfolio-level risk controls and monitoring portfolio risk on an ongoing basis.

The Committee did not assign individual weights to any of the above considerations, but assessed them collectively in making its compensation determinations. As further described below, individual performance was only one of several factors considered by the Committee in approving executive compensation.

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Market Compensation Data. The Committee derived and reviewed market compensation data from the McLagan 2012 U.S. Investment Management Survey—U.S., a widely used source for compensation information within public and private investment firms (the “McLagan Survey”) and a custom peer group of publicly traded asset management companies (collectively, the “Custom Peer Group”).

The McLagan Survey provides detailed analyses of compensation for a greater depth of investment management employees than is available from our public peers and is specifically focused on the asset management industry. The McLagan Survey provides market compensation data for approximately 158 public and private investment management firms. However, the compensation analysis for a particular officer position in the McLagan Survey does not provide the identities of the individual investment management and advisory firms. Instead, the market compensation data is presented in several different groupings, including, but not limited to, headquarter location, range of assets under management and job function. Confidentiality obligations to McLagan Partners and to its survey participants prevent us from disclosing the firms included in the survey.

The Custom Peer Group, which is periodically reviewed and updated by the Committee, consists of companies against which the Committee believes the Company may compete with in one or more aspects of its business. For 2012, the companies comprising the Custom Peer Group were:

• Affiliated Managers Group, Inc.	• GAMCO Investors, Inc.

• Calamos Asset Management, Inc.	• T. Rowe Price Group, Inc.

• Cohen & Steers, Inc.	• Waddell & Reed Financial Inc.

• Epoch Holding Corporation

Most of the companies that comprise the Custom Peer Group are much larger companies than the Company in terms of assets under management and revenues. The Committee realizes this size disparity and takes it into account when looking at the market compensation data derived from the Custom Peer Group in the context of evaluating and approving compensation for the named executive officers. There were no changes in the composition of the Custom Peer Group from 2011 to 2012.

The Committee considers the market compensation data derived from the McLagan Survey and the Custom Peer Group equally relevant and important, with neither source of information being a determinative factor in setting executive compensation levels. The Committee uses both sources of information as a “market check” to ensure, in its subjective judgment, that individual pay components remain competitive. The Committee does not target any individual pay component of the named executive officers to fall within a specific range or percentile of the market compensation data derived from the McLagan Survey or the Custom Peer Group.

There is no pre-established target for the allocation between (i) cash and equity-based compensation and (ii) short-term and long-term incentive compensation. Rather, the Committee considers, among other things, Company performance, individual performance, and the market compensation data derived from the McLagan Survey and Custom Peer Group, as well as its own subjective judgment to determine the appropriate level and mix of each component of the executive compensation program.

2012 Executive Compensation Components

For 2012, the principal components of compensation for the named executive officers were:

•	Base salary;

•	Annual cash incentive awards;

•	Long-term equity awards; and

•	Employee and post-retirement benefits.

Base Salary

Base salary is the fixed component of the named executive officers’ annual cash compensation. We provide the named executive officers with a base salary to compensate them for services rendered during the fiscal year and in recognition of their expertise, skills, knowledge and experience.

Salary levels are typically considered annually as part of our performance review process, as well as upon a promotion, change in job responsibilities, or in connection with the negotiation of terms of employment.

The base salaries of the named executive officers as of the beginning and end of the 2012 fiscal year, including any adjustments made during the year, were as follows:

Name Executive Officer	Base Salary as of 1/1/12	Base Salary as of 12/31/12	Percentage Change
Brian O. Casey	$500,000	$500,000	—
President and Chief Executive Officer
Susan M. Byrne	$750,000	$500,000	–33.3%
Chairman of the Board and former Co-Chief Investment Officer
Mark R. Freeman	$275,000	$500,000	81.8%
Executive Vice President and Chief Investment Officer
William R. Hardcastle, Jr.	$185,000	$190,000	2.7%
Vice President and former Chief Financial Officer
Mark A. Wallace (1)	—	$200,000	—
Vice President and Chief Financial Officer

(1)	Mr. Wallace joined the Company on November 5, 2012.

Mr. Hardcastle received a 2.7% merit increase in his base salary in recognition of his individual performance factors discussed above.

Mr. Freeman received an 81.8% increase in his base salary in connection with his promotion as Chief Investment Officer effective February 7, 2012. The Committee determined that this increase was appropriate in recognition of (i) the significant additional responsibilities he assumed as our Chief Investment Officer and (ii) his individual performance factors discussed above, as well as to increase the competitiveness of his base salary.

In connection with Ms. Byrne’s resignation as Co-Chief Investment Officer, her base salary was decreased 33.3%. The Committee determined this adjustment to be appropriate in light of (i) her relinquishing her previous responsibilities as Co-Chief Investment Officer and (ii) her still significant role at the Company focused on strategic global initiatives. Ms. Byrne continues her service to the Company as our non-executive Chairman of the Board and will continue to work with the Company on strategic global initiatives and offer her investment experience to the Company.

While the Committee reviewed the market compensation data derived from the McLagan Survey and the Custom Peer Group when setting the base salary of Messrs. Wallace, Hardcastle and Freeman and Ms. Byrne, the Committee did not target their respective base salary to fall within a specific range or percentile of the market compensation data.

Annual Cash Incentive Awards

In general, the Committee awards annual cash incentive awards to each of the named executive officers. These awards are intended to focus the named executive officers on achieving our short-term business objectives and strategies and allow them to participate in our growth and profitability.

Annual Cash Incentive Awards of Messrs. Casey and Freeman and Ms. Byrne

Under the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the “Stock Incentive Plan”), in 2012 Messrs. Casey and Freeman and Ms. Byrne were each eligible to earn a maximum annual cash incentive award equal to 3%, 1.5% and 8%, respectively, of the Company’s 2012 “adjusted pre-tax income.” Ms. Byrne’s maximum annual cash incentive award was based upon our adjusted pre-tax income through April 30, 2012 (the expiration date of her employment agreement).

Each of these 2012 cash incentive awards were subject to the Committee’s oversight, including the Committee’s oversight of Company performance. The Committee also retained discretion to reduce (but not to increase) the amount payable pursuant to each of these awards. In 2012, the Committee did not exercise its discretion to reduce the annual cash incentive award of Messrs. Casey or Freeman or Ms. Byrne.

The Committee chose “adjusted pre-tax income” as the basis for the performance formula for Messrs. Casey and Freeman and Ms. Byrne because it believes that such performance measure is a meaningful indicator of our performance and profitability and also believes that structuring the annual cash incentive award in this way closely aligns the interests of these executives with our stockholders. The Committee chose the 3%, 1.5% and 8% levels based on its review of the market compensation data as well as its subjective judgment of the proper allocation of the annual cash incentive award to total direct compensation of these executives.

Our adjusted pre-tax income for 2012 was determined based on our audited financial statements and is equal to our income before income taxes (i) increased by the expenses incurred for the year (a) for the annual cash incentive awards earned by Messrs. Casey and Freeman and Ms. Byrne and one other employee, (b) for incentive compensation for all other Company employees, (c) for performance-based restricted stock awards to Messrs. Casey and Freeman and one other employee and (ii) excluding revenues and expenses associated with Westwood

International Advisors Inc., as determined by the Committee. The Company’s adjusted pre-tax income through April 30, 2012 and for the entire 2012 fiscal was $13,378,936 and $42,523,347, respectively. Messrs. Casey’s and Freeman’s and Ms. Byrne’s annual cash incentive awards that were earned in 2012, but paid in February 2013 are listed in column (f) in the “2012 Summary Compensation Table” below.

Mutual Fund Award of Mr. Freeman

Pursuant to his employment agreement, Mr. Freeman is eligible throughout the term of his employment agreement to receive “mutual fund share bonus awards” as may be granted from time to time by our Board or the Committee. These mutual fund share bonus awards are annual performance bonus awards the amounts and payment of which are conditioned on one or more of our mutual funds achieving one or more performance goals established by the Committee. Mr. Freeman’s employment agreement provides that any mutual fund bonus award granted to him must be pursuant to an agreement similar to the 2012 MFSI Agreement (described below) and (i) provide a target bonus amount that is no less than the amount of his then-current base salary, and (ii) be subject to performance criteria tied to bonus award amounts that provide Mr. Freeman an equal or better opportunity for success than he has under the terms of 2012 MFSI Agreement.

For 2012, Mr. Freeman received a mutual fund bonus award, the terms of which are set forth in the Mutual Fund Share Incentive Agreement dated February 7, 2012 (as amended, “2012 MFSI Agreement”). The 2012 MFSI Agreement provided that Mr. Freeman would earn $500,000 (i.e., the target bonus amount) if the Westwood Income Opportunity Fund (the “fund”) received a 4-star overall rating from Morningstar for the fund performance period ended December 31, 2012 (the “performance period”) and $1 million (i.e., the maximum bonus amount) if the fund received a 5-star overall rating from Morningstar for the performance period. If the Committee determined that the fund received a 4—or 5-star overall rating from Morningstar, then the amount of $500,000 or $1 million, as applicable, would be notionally credited to a bookkeeping account (the “account”) maintained by the Company and converted, on a notional basis, to a number of fund shares equal to the amount divided by the net closing value of a fund share on the date the amount is credited to the account. The value of the account would be adjusted (up or down) to reflect changes in the net value of fund shares credited to the account. If and when distributions are paid by the fund with respect to its shares, the Company would credit the account with additional fund shares having a value equal to the amount of the distributions that would have been payable if the shares credited to the account were issued and outstanding. Mr. Freeman’s right to receive payment of the amount credited to this account will vest on the earliest of (i) December 31, 2013 provided Mr. Freeman remains continuously employed by the Company through that date, (ii) the date of his death or permanent and total disability, (iii) upon a change in control of the Company where the successor does not honor the terms of the 2012 MFSI Agreement, or (iv) upon Mr. Freeman’s involuntary termination without cause or voluntary termination for good reason following a change in control. Payment of the amount credited to this account may, in the Committee’s discretion, be in fund shares, cash or other property, and subject to any applicable tax withholding. Payment will be made within 30 days of the applicable date of vesting.

On February 7, 2013, the Committee certified that the fund received a 5-star overall rating from Morningstar. As a result, on January 14, 2013, $1 million was notionally credited to the account and converted to 79,491 fund shares.

The Committee awarded Mr. Freeman the mutual fund bonus award in an effort to provide a significant motivation for Mr. Freeman to maximize the performance of the fund, which the Committee expected to substantially benefit the Company by attracting investments into the fund.

Annual Cash Incentive Award of Mr. Hardcastle

We maintain a Company bonus pool in which nearly every U.S. employee of the Company is eligible to participate, including Messrs. Hardcastle and Wallace, but excluding Messrs. Casey, and Freeman and Ms. Byrne, in 2012. In 2012, the total amount of the Company bonus pool was approximately $7,251,000, which represented approximately 17% of the Company’s 2012 “adjusted pre-tax income” (as defined above). The

Committee annually reviews the level of the bonus pool to ensure, in its subjective judgment, such levels reflect industry practices, will adequately fund potential bonuses, and provide sufficient capacity to reward extraordinary performance, when and if earned. The amount and calculation of the bonus pool are subject to change at any time at the discretion of the Committee.

In 2012, the Committee granted Mr. Hardcastle an annual cash incentive award of $165,000 from the Company bonus pool, a 10% increase from his 2011 award. In determining Mr. Hardcastle’s 2012 cash incentive award, the Committee subjectively considered the Company performance factors discussed above, his individual performance factors discussed above and the market compensation data compiled from the McLagan Survey and the Custom Peer Group.

Sign-On Performance Bonus of Mr. Wallace

Pursuant to the terms of Mr. Wallace’s Offer Letter, he is guaranteed a cash performance bonus of $50,000 for 2012, payable in February 2013 provided he is in good standing with the Company at the time of payment.

In 2013, Mr. Wallace will participate in the Company bonus pool (as discussed above); provided that he is guaranteed a minimum annual cash incentive award of $100,000 (if he is in good standing with the Company at the time of payment) pursuant to the terms of his Offer Letter.

While the Committee reviewed the market compensation data derived from the McLagan Survey and the Custom Peer Group when approving Mr. Hardcastle’s 2012 cash incentive award and Mr. Wallace’s 2012 sign-on performance bonus, the Committee did not target their respective cash award to fall within a specific range or percentile of the market compensation data. Messrs. Hardcastle’s and Wallace’s respective cash award that was earned in 2012 and paid in February 2013 is listed in column (d) in the “2012 Summary Compensation Table” below.

Long-Term Equity Awards

For 2012, the Committee granted the named executive officers long-term equity awards under the Stock Incentive Plan. These equity awards were intended to attract, retain and motivate the named executive officers, as well as focus them on our long-term performance.

While the Stock Incentive Plan authorizes the grant of several types of equity awards, the Committee currently expects that the named executive officers’ long-term equity awards will be limited to time-based restricted stock awards and performance-based restricted stock awards.

Unless the Committee determines otherwise, the recipient of restricted stock awards will generally have the right to vote the underlying restricted shares. Historically, we paid dividends on the underlying restricted shares, as and when dividends were paid to our stockholders. Beginning in 2011, dividends on restricted stock awards are accrued and payable to the recipient only when the underlying restricted shares vest. None of the restricted shares may be sold, transferred, or pledged during the restricted period.

The Committee believes that restricted stock awards align the interests of our named executive officers with our stockholders, as the value of the award is tied to the market value of our common stock.

Time-Based Restricted Stock Awards

In 2012, Mr. Hardcastle received a time-based restricted stock award of 5,500 shares, which was the same that he received in 2011, and Mr. Freeman received a time-based restricted stock award of 9,548 shares, which was 48 shares more than he received in 2011. These awards will vest as follows: 50% after two years, 75% after three years and 100% after four years, generally subject to the executive’s continuing employment through the applicable vesting date.

In approving Mr. Hardcastle’s time-based restricted stock award, the Committee considered the market compensation data derived from the McLagan Survey and the Custom Peer Group, his individual performance factors discussed above and the Company performance factors discussed above.

In approving Mr. Freeman’s time-based restricted stock award, the Committee considered the market compensation data derived from the McLagan Survey and the Custom Peer Group, his individual performance factors discussed above and the Company performance factors discussed above.

Pursuant to the terms of Mr. Wallace’s Offer Letter, he received a time-based restricted stock award of 5,000 shares which vests 50% on February 23, 2015, 75% on February 23, 2016, and 100% on February 23, 2017, generally subject to Mr. Wallace’s continuing employment through the applicable vesting date. Mr. Wallace’s Offer Letter provides that he is entitled to receive a time-based restricted stock award of 5,000 shares in February 2013 and a time-based restricted stock award of 5,000 shares in February 2014. These awards will vest as follows: 50% after two years, 75% after three years and 100% after four years, generally subject to the executive’s continuing employment through the applicable vesting date. In approving these awards the Committee considered, the market compensation data derived from the McLagan Survey and the Custom Peer Group.

Performance-Based Restricted Stock Awards

The Committee believes that granting performance-based restricted stock awards to Messrs. Casey and Freeman further strengthens the alignment of their interests with our stockholders and clients.

In 2010, the Committee granted a performance-based restricted stock award to Mr. Casey for 175,000 shares, which vests over a period of five years, 35,000 shares per year; provided that, with respect to each fiscal year the performance goal for such period has been met. For 2012, the performance goal was “adjusted pre-tax income” (as defined below) of not less than $26,661,105 representing a five-year compound annual growth rate of 7% over 2007 adjusted pre-tax income of $19,008,999. In each subsequent vesting year, the performance goal for further vesting of the restricted stock will be determined by the Committee and established in writing no later than 90 days after the commencement of such fiscal year. If, in any year, the performance goal is not met, the Committee may establish a goal for a subsequent year which, if achieved or exceeded, may result in full or partial vesting of the shares that did not otherwise become vested in a prior year. Performance goals will in all events be based upon criteria set forth in the Stock Incentive Plan.

In 2012, the Committee granted a restricted stock award to Mr. Freeman for 100,000 shares, which vests over a period of five years, 20,000 shares per year; provided that with respect to each fiscal year the performance goal for such period has been met. For 2012, the performance goal was “adjusted pre-tax income” (as defined below) of not less than $26,661,105 representing a five-year compound annual growth rate of 7% over 2007 adjusted pre-tax income of $19,008,999. In each subsequent vesting year, the performance goal for further vesting of the restricted stock will be determined by the Committee and established in writing no later than 90 days after the commencement of such fiscal year. If, in any year, the performance goal is not met, the Committee may establish a goal for a subsequent year which, if achieved or exceeded, may result in full or partial vesting of the shares that did not otherwise become vested in a prior year. Performance goals will in all events be based upon criteria set forth in the Stock Incentive Plan.

Adjusted pre-tax income was determined based on our audited financial statements and in 2012 was equal to our income before income taxes (i) increased by the expenses incurred for the year (a) for the annual cash incentive awards earned by Messrs. Casey and Freeman and Ms. Byrne and one other employee, (b) for incentive compensation for all other Company employees, (c) for performance-based restricted stock awards to Messrs. Casey and Freeman and one other employee and (ii) excluding revenues and expenses associated with Westwood International Advisors Inc., as determined by the Committee. The Committee chose adjusted pre-tax income as the basis for the performance-based vesting formula because it believes that such financial measure is a meaningful indicator of our performance and profitability and also believes that structuring the performance-based annual incentive awards in this way closely aligns the interests of these executives with our stockholders.

On February 22, 2013, the Committee certified that the performance goal for 2012 was achieved and Mr. Casey vested in 35,000 shares and Mr. Freeman vested in 20,000 shares. As allowed under the Stock Incentive Plan and approved by the Committee, Mr. Casey surrendered 13,072 and Mr. Freeman surrendered 6,625 of these shares in order to partially satisfy tax withholding requirements due to the vesting of these shares.

The Company does not have a formal policy on timing equity compensation grants in connection with the release of material non-public information to affect the value of compensation. In the event that material non-public information becomes known to the Committee prior to granting equity awards, the Committee will take the existence of such information under advisement and make an assessment in its business judgment whether to delay the grant of the equity award in order to avoid any impropriety or any appearance of impropriety.

Employee and Post-Retirement Benefits

We offer employee and post-retirement benefits to all Company employees, including the named executive officers, in order to provide them with a reasonable level of financial support in the event of injury, illness, or disability and to help them accumulate retirement savings on a tax-favored basis. Company employees are generally eligible to participate in benefit programs including medical, dental and vision insurance coverage, disability insurance and life insurance. In addition, employees are generally eligible to participate in applicable savings plans. The cost of health insurance and savings plans is partially borne by employees, including the named executive officers. We bear the cost of disability insurance and a set amount of term life insurance for all employees.

Savings Plan and Matching Contributions

Under the Company’s U. S. Savings Plan, all U.S. based employees are eligible to make so-called 401(k) contributions to their plan accounts subject to the annual IRS limits. We fully match employee contributions up to 6% of their eligible compensation (again, subject to IRS limits). Employees are vested immediately in their 401(k) contributions as well as the Company match.

Profit Sharing Contributions

The Company’s U.S. Savings Plan also authorizes us to make discretionary annual contributions to employees’ Savings Plan accounts based on our profitability and performance. The profit sharing component of the Savings Plan is meant to be broad-based and all U. S. employees are eligible for discretionary profit sharing contributions. Profit sharing contributions are subject to a six-year graded vesting schedule based on an employee’s years of service. For 2012, we made a discretionary contribution for all eligible employees equal to 5% of their eligible compensation.

For 2012, the Company made 401(k) Company matching contributions and Company profit sharing contributions totaling $27,500 for each of our named executive officers.

Perquisites

In 2012 we did not provide significant perquisites or personal benefits to the named executive officers, other than relocation benefits in connection with Mr. Wallace’s Offer Letter. These relocation benefits consisted of reimbursement, up to $50,000, of moving and househunting expenses incurred by Mr. Wallace in connection with his move from Huntington Beach, California to Dallas, Texas. These amounts are subject to clawback if Mr. Wallace resigns or terminates employment with the Company on or before November 6, 2014, prorated on a monthly basis reduced by the months he is employed prior to such resignation or termination.

Tax and Accounting Implications

Compliance with Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits the deductibility of nonperformance-based compensation paid to our Chief Executive Officer and any of our three other most highly compensated executive officers (other than our Chief Financial Officer), to $1 million in any tax year. In establishing the total direct compensation for such executives, the Compensation Committee considers the effect of Section 162(m).

Our objectives and strategies may not always be consistent with the requirements of Section 162(m) for full deductibility of the compensation paid to our executives. Accordingly, deductibility for purposes of Section 162(m) is just one consideration and not the determinative factor in setting our executives’ compensation, and certain compensation paid by us in the future may not be fully deductible for purposes of Section 162(m).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Richard M. Frank, Chairman Geoffrey R. Norman Martin J. Weiland Raymond E. Wooldridge

2012 Summary Compensation Table

The following table summarizes all compensation earned by our named executive officers in the years indicated.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Non-Equity Incentive Plan Compen- sation ($) (f)	All Other Compen- sation ($) (g)	Total ($) (h)
Brian O. Casey, President and Chief Executive Officer	2012 2011 2010	500,000 500,000 483,333	— — —	1,396,500 1,396,500 1,396,500	1,275,700 1,119,833 866,057	27,500 26,950 26,950	3,199,700 3,043,283 2,772,840
Mark A. Wallace, Vice President, Chief Financial Officer	2012	31,923	50,000	195,750	—	51,915	329,588
William R. Hardcastle, Jr., Vice President, Former Chief Financial Officer (i)	2012 2011 2010	189,167 183,333 175,000	165,000 150,000 150,000	216,370 201,300 235,320	— — —	27,500 26,950 26,950	598,037 561,583 587,270
Mark Freeman, Chief Investment Officer	2012 2011	479,109 262,500	— 656,000	1,161,818 347,700	1,637,850 —	27,500 26,950	3,306,277 1,293,150
Susan M. Byrne, Former Co-Chief Investment Officer (j)	2012 2011 2010	583,333 750,000 750,000	— — —	— 940,500 940,500	1,070,315 2,986,220 2,309,485	27,500 26,950 26,950	1,681,148 4,703,670 4,026,935

Notes, by column/row letter:

(d)	Messrs. Wallace and Hardcastle were granted non-plan cash incentive awards from a Company bonus pool, which was not based upon any pre-established performance goals. However, per the terms of his Offer Letter, Mr. Wallace’s 2012 minimum cash incentive award was $50,000. See the “Compensation Discussion and Analysis” section above for a further description of Messrs. Hardcastle’s and Wallace’s 2012 cash incentive awards.

(e)	For 2012, the amounts contained in column (e) reflect (1) for Mr. Casey, the grant date fair value of the tranche of his 2010 performance-based restricted stock award that was subject to vesting in 2012 (35,000 shares), (2) for Mr. Wallace, the grant date fair value of his time-vested restricted stock award granted in 2012 (5,000 shares), (3) for Mr. Hardcastle, the grant date fair value of his time-vested restricted stock award granted in 2012 (5,500 shares), and (4) for Mr. Freeman, the grant date fair value of the tranche of his 2012 performance-based restricted stock award that was subject to vesting in 2012 (20,000 shares) and the grant date fair value of his time-vested restricted stock award granted in 2012 (9,548 shares).

For 2011, the amounts contained in column (e) reflect (1) for Mr. Casey, the grant date fair value of the tranche of his 2010 performance-based restricted stock award that was subject to vesting in 2011 (35,000 shares), (2) for Mr. Hardcastle, the grant date fair value of his time-vested restricted stock award granted in 2011 (5,500 shares), (3) for Mr. Freeman, the grant date fair value of his time-vested restricted stock award granted in 2011 (9,500 shares), and (4) for Ms. Byrne, the grant date fair value of the tranche of her 2006 performance-based restricted stock award that was subject to vesting in 2011 (50,000 shares).

For 2010, the amounts contained in column (e) reflect (1) for Mr. Casey, the grant date fair value of the tranche of his 2010 performance-based restricted stock award that was subject to vesting in 2010 (35,000 shares), (2) for Mr. Hardcastle, the grant date fair value of his time-vested restricted stock award granted in 2010 (6,000 shares), and (3) for Ms. Byrne, the grant date fair value of the tranche of her 2006 performance-based restricted stock award that was subject to vesting in 2010 (50,000 shares).

The above grant date fair values reported in column (e) were calculated in accordance with Accounting Standards Codification Topic 718 (“ASC 718”), “Stock Compensation,” except no assumptions for forfeitures were included. The assumptions used in the valuation of the performance-based and time-vested restricted stock awards are discussed in footnote “10. Employee Benefits” of our audited financial statements, which are included in our 2012 Form 10-K filed with the Securities and Exchange Commission on February 28, 2013. See the “Compensation Discussion and Analysis” section above for a further description of these restricted stock awards.

(f)	The amounts in column (f) reflect the cash payment of 3% and 8% of our adjusted pre-tax income, as defined, for the respective year to Mr. Casey and Ms. Byrne, respectively, in accordance with their annual cash incentive award. The amount for Mr. Freeman includes: 1.5% of our adjusted pre-tax income, as defined, for 2012; and $1.0 million in mutual fund shares he earned under the terms of the 2012 MFSI Agreement as a result of the Westwood Income Opportunity Fund receiving a 5-star overall rating by Morningstar. Per the terms of the 2012 MFSI Agreement, this $1 million award was credited to a notional account maintained by the Company on January 14, 2013 and deemed invested in 79,491 shares of the Westwood Income Opportunity Fund. Mr. Freeman’s right to receive payment of the amount credited to this account will vest on the earliest of: (i) December 31, 2013, provided Mr. Freeman remains continuously employed by the Company through that date, (ii) the date of his death or permanent and total disability, or (iii) upon a change in control of the Company where the successor does not honor the terms of the 2012 MFSI Agreement. Payment of the amount credited to this account may, in the Committee’s discretion, be in fund shares, cash or other property, and subject to any applicable tax withholding. Payment will be made within 30 days of the applicable vesting date. The Company’s adjusted pre-tax income, as defined, for 2012, 2011 and 2010 was $42,523,347, $37,327,753 and $28,868,561, respectively. Ms. Byrne’s 2012 payment was based on the Company’s adjusted pre-tax income, as defined, through April 30, 2012, the date her employment agreement and standing as a named executive officer expired. See the “Compensation Discussion & Analysis” section above for a further description of these cash incentive awards.

(g)	The amounts in column (g) reflect each named executive officer’s 401(k) Company matching contribution and Company profit sharing contribution under the Westwood Holdings Group, Inc. Savings Plan. See the “Compensation Discussion and Analysis” section above for a further description of the plan contributions in 2012. For Mr. Wallace, the amount also includes $50,000 in relocation benefits in the form of reimbursement of his moving and househunting expenses, which amount is subject to clawback if Mr. Wallace resigns or terminates employment with the Company on or before November 6, 2014, prorated on a monthly basis reduced by the months he is employed prior to such resignation or termination.

(i)	Mr. Hardcastle resigned as our Chief Financial Officer in November 2012 to focus his attention on business development and strategic initiatives.

(j)	Ms. Byrne relinquished her position as Co-Chief Investment officer effective February 7, 2012. Ms. Byrne remains on our Board of Directors and serves as its Chairman. Ms. Byrne remains employed by the Company, assisting the Company on its strategic global initiatives and offering her investment experience.

We currently have employment agreements with Mr. Casey and Mr. Freeman. Under these agreements these officers: receive a minimum base salary, are eligible to receive performance-based and discretionary bonuses, receive restricted shares (subject to performance conditions), could become fully vested in their unvested equity compensation (depending on the cause of termination of employment), and could receive salary and benefits for one year after the termination of their employment (depending on the cause of termination of employment). In accordance with the terms of his employment agreement, Mr. Casey was paid an annual salary of $500,000 in 2012 and may receive a maximum annual incentive award of 3% of our adjusted pre-tax income, as defined. In accordance with the terms of his employment agreement, Mr. Freeman is paid a minimum annual salary of $500,000. Mr. Freeman is currently eligible to receive a maximum annual incentive award of 1.5% of our adjusted pre-tax income, as defined. The agreements expire on April 30, 2015 for Mr. Casey and January 1, 2017 for Mr. Freeman. See the “Employment and Related Agreements” section set forth below for further discussion of these employment agreements.

Our employment agreement with Ms. Byrne expired on April 30, 2012. Prior to the expiration of this agreement, the agreement provided Ms. Byrne a minimum base salary, eligibility to receive performance-based and discretionary bonuses, restricted shares (subject to performance conditions), potential vesting in her unvested equity compensation (depending on the cause of termination of employment) and potential salary continuation payments and benefits for one year after the termination of her employment (depending on the cause of termination of employment). In accordance with the terms of the employment agreement, Ms. Byrne was paid a minimum annual salary of $750,000 and could receive a maximum annual incentive award of 8% of our adjusted pre-tax income. Ms. Byrne remains subject to the non-solicitation and non-competition covenants set forth in her expired employment agreement for a period of one year following her termination of employment with the Company.

We entered into an Offer Letter with Mr. Wallace in connection with his hire as our Chief Financial Officer. This Offer Letter provides Mr. Wallace an annual base salary of $200,000, an award of 5,000 shares of time-vested restricted stock in 2012, an award of 5,000 shares of time-vested restricted stock in February 2013, an award of at least 5,000 shares of time-vested restricted stock in February 2014, a 2012 annual cash performance bonus of at least $50,000 (payable in February 2013), and a 2013 annual cash performance bonus of at least $100,000 (payable in February 2014). We also offered to reimburse Mr. Wallace for up to $50,000 of moving and househunting expenses incurred in connection with his move from Huntington Beach, California to Dallas, Texas. These amounts are subject to clawback if Mr. Wallace resigns or terminates employment with the Company on or before November 6, 2014, prorated on a monthly basis reduced by the months he is employed prior to such resignation or termination.

Grants of Plan-Based Awards in 2012

The following table summarizes all grants of plan-based awards made to our named executive officers in 2012. The equity plan-based awards set forth in the following table consisted solely of restricted shares of our common stock that were granted under the Stock Incentive Plan.

								All Other Stock Awards: Number of Shares
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				Grant Date Fair Value of Stock ($) (j)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	of Stock (#) (i)
Brian O. Casey	12/31/12	N/A	1,275,700	N/A
	2/23/12				N/A	35,000	N/A	—	1,396,500
Mark A. Wallace	11/6/12	—	—	—	—	—	—	5,000	195,750
William R. Hardcastle, Jr.	2/23/12	—	—	—	—	—	—	5,500	216,370
Mark R. Freeman	12/31/12	—	637,850	—
	2/23/12				N/A	20,000	N/A	9,548	1,161,818
	2/7/12		500,000	1,000,000
Susan M. Byrne	4/30/12	N/A	1,070,315	N/A	—	—	—	—	—

Notes, by column letter:

(d)

The amounts in column (d) reflect the payment of 3% and 1.5% of our 2012 adjusted pre-tax income to Mr. Casey and Mr. Freeman, respectively, in accordance with their annual cash incentive award, and 8% of our adjusted pre-tax income for the four months ended April 30, 2012 to Ms. Byrne. There were no threshold or maximum award levels (or equivalent items) for these annual cash incentive awards. The Company’s adjusted pre-tax income for 2012 was $42,523,347.

On February 7, 2012, Mr. Freeman received a mutual fund share incentive award under which he was entitled to receive $500,000 if the Westwood Income Opportunity Fund received a 4-star overall rating from Morningstar and $1,000,000 if the fund received a 5-star overall rating from Morningstar for the performance period ending December 31, 2012. Mr. Freeman earned $1,000,000 as a result of Westwood Income Opportunity Fund receiving a 5-star overall rating from Morningstar. Pursuant to the terms of this award, the $1 million was notionally credited to an account maintained by the Company on January 14, 2013 and deemed invested in 79,491 shares of the Westwood Income Opportunity Fund. Mr. Freeman’s right to receive payment of the amount credited to this account will vest on the earliest of: (i) December 31, 2013, provided Mr. Freeman remains continuously employed by the Company through that date, (ii) the date of his death or permanent and total disability, (iii) upon a change in control of the Company where the successor does not honor the terms of the 2012 MFSI Agreement, or (iv) upon Mr. Freeman’s involuntary termination without cause or voluntary termination for good reason following a change in control. Payment of the amount credited to this account may, in the Committee’s discretion, be in fund shares, cash or other property, and subject to any applicable tax withholding. Payment will be made within 30 days of the applicable vesting date.

See the “Compensation Discussion and Analysis” section above for a further description of these cash incentive awards.

(g)	The amounts in column (g) reflect the tranche of Mr. Casey’s and Mr. Freeman’s performance-based restricted stock awards that is subject to vesting in 2012 upon our adjusted pre-tax income for 2012 being at least $26,661,105, representing a five-year compound annual growth rate of 7% over the adjusted pre-tax income for the year 2007. There were no threshold or maximum award levels (or equivalent items) for these performance-based annual restricted stock awards. See the “Compensation Discussion and Analysis” section above for a further description of these performance-based restricted stock incentive awards.

(i)	The amount in column (i) reflects the time-vested restricted stock award granted to Messrs. Wallace, Hardcastle and Freeman in 2012. The shares vest as follows: 50% after two years, 75% after three years and 100% after four years.

(j)	The amounts in column (j) reflect the grant date fair value of (1) the tranche of Mr. Casey’s and Mr. Freeman’s performance-based restricted stock award that is subject to vesting in 2012, and (2) Messrs. Hardcastle’s, Freeman’s and Wallace’s time-vested restricted stock award granted in 2012, computed in accordance with ASC 718 (except no assumptions for forfeitures were included). The assumptions used in the valuation of the restricted stock awards are discussed in footnote “10. Employee Benefits” of our audited financial statements, which are included in our 2012 Form 10-K filed with the Securities and Exchange Commission on February 28, 2013. The grant date fair value for Messrs. Hardcastle and Freeman’s time –vested awards was based on $39.34 per share, which was the closing price of our common stock on the original grant date of February 23, 2012, adjusted for the accrual of dividends on unvested shares. The grant date fair value for Mr. Wallace’s time-vested restricted stock awards was based on $39.15 per share, which was the closing price of our common stock on the original grant date of November 6, 2012, adjusted for the accrual of dividends on unvested shares. The grant date fair value for Mr. Casey and Mr. Freeman’s awards was based upon $39.90 and $39.31 per share, respectively, which were the closing prices of our common stock on the original grant dates in April 2010 and February 2012, respectively.

Stock Incentive Plan

All equity-based incentive awards are governed by the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the “Stock Incentive Plan”), which currently permits the award of 3,398,100 shares of our common stock.

In 2012, equity awards under the Stock Incentive Plan consisted of our authorized restricted common stock. Awards under the Stock Incentive Plan may be made to employees, including officers and directors who may be employees, non-employee directors, and consultants. Any shares issued under the Stock Incentive Plan may consist of authorized but unissued shares or reacquired shares or a combination thereof.

The Stock Incentive Plan authorizes the grant of several types of equity-based awards, including incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), restricted stock, stock purchase rights and performance shares (in the form of deferred stock awards). The Stock Incentive Plan also authorizes cash awards in the form of annual incentive awards, performance-based awards, and discretionary bonus awards. The various types of awards authorized under the Stock Incentive Plan may be utilized in the future if determined to be appropriate by the Committee. To date the Committee has limited its equity-based awards under the Stock Incentive Plan to NSOs and restricted stock, and in the future the Committee currently expects that its equity-based awards will likely be limited to restricted stock. The Committee believes that restricted stock is the most effective vehicle to align the interests of employees with stockholders and clients. Unless the Committee determines otherwise, the recipient of restricted shares will generally have the right to vote the restricted shares. The Committee may also determine whether dividends will be payable with respect to restricted shares (at the same rate that is paid to all our stockholders generally) and, if so, may impose vesting and repayment conditions with respect to such dividends. Historically, we paid dividends on shares of restricted stock as and when dividends were paid to our stockholders. Beginning with the 2011 restricted stock grant, dividends payable on unvested restricted stock are accrued, subject to forfeiture conditions and payable to the recipient only when the underlying shares of restricted stock vest. The Committee believes that the terms and conditions for restricted stock awards offer the best balance of providing value to the employee if we are successful as a company as well as providing a mechanism to retain key employees over the long-term as they build a meaningful portion of their wealth in the form of equity in us.

The Board or the Committee administers the Stock Incentive Plan with respect to all eligible individuals. Cash incentive awards earned in a given year are typically communicated to employees and paid in the first quarter of the following year to coincide with year-end performance reviews. In 2010 and 2011, a portion of certain employees’ cash incentive bonus was paid at mid-year to coincide with the personal tax liability resulting from restricted stock vesting. Prior to 2008, restricted stock grants were generally awarded annually by the Committee at its July meeting, which coincided with the timing of the first annual equity grants that were awarded shortly after our spin-off in July 2002. Since 2008, annual time-vested restricted stock awards have generally been awarded in the first quarter of the year in order to better synchronize the payment of cash incentive bonus awards with the withholding tax liability resulting from restricted stock vesting.

Time-vested restricted stock awards are subject to the following four-year vesting schedule: 50% after two years, 75% after three years and 100% after four years. The Committee believes that this long-term vesting schedule is effective in acting as a retention tool for Messrs. Hardcastle, Freeman and Wallace and other non-executive employees. All employees are eligible to receive time-vested restricted stock awards.

The Committee makes all determinations involving awards to “covered employees” with the meaning of Section 162(m) of the Code. Determinations of the Committee are final, conclusive, and binding upon all persons having an interest in the Stock Incentive Plan. However, any action or determination by the Committee specifically affecting or relating to an award to a non-employee director will be approved and ratified by the Board of Directors.

Employment and Related Agreements

The Committee believes that the retention of our named executive officers and other key employees is critical to our opportunity for future success. In order to formalize a long-term commitment with two of our top executive officers, we executed employment agreements with our Chief Executive Officer, Brian O. Casey, in April 2010 and our Chief Investment Officer, Mark Freeman, in February 2012. The agreements broadly address the terms of their employment with the Company, including, among other things, duties, compensation and benefits, termination, and the effect of termination. In addition, the employment agreements include non-solicitation covenants and non-competition covenants that apply in specified circumstances for a period of one year following the date of termination.

The Committee determined that Mr. Casey is critical to our future success, due to his significant responsibilities and contributions to the ongoing day-to-day operation of the business, his involvement in marketing our products, his development and direction of strategic initiatives and corporate development, as well as his participation in the development of new products. As a result, the Committee determined that it was in our best interests to enter into an employment agreement with Mr. Casey that is effective through April 30, 2015.

The Committee determined that Mr. Freeman is critical to our future success, due to his significant responsibilities and contributions to the development and oversight of our investment policy, the development of the Company’s macroeconomic and investment outlook, his day-to-day operation and oversight of our investment department, his monitoring of absolute risk and consistency of quality across all investment strategies, his integral importance to the ongoing success of our investment performance as well as his involvement in product development, strategic initiatives and marketing our products. As a result, the Committee determined that it was in our best interests to enter into an employment agreement with Mr. Freeman that is effective through January 1, 2017.

In November 2012, we entered into an Offer Letter with Mr. Wallace in connection with his hire as our Chief Financial Officer. This offer letter provides Mr. Wallace an annual base salary of $200,000, a sign-on equity award of 5,000 shares of time-vested restricted stock, an additional equity award of at least 5,000 shares of time-vested restricted stock in February 2013, an additional equity award of at least 5,000 shares of time-vested restricted stock in February 2014, and a 2012 annual cash performance bonus of at least $50,000 (payable in February 2013) and a 2013 annual cash performance bonus of at least $100,000 (payable in February 2014). The terms of the Offer Letter were conditioned on Mr. Wallace’s execution of our standard confidentiality agreement.

Outstanding Equity Awards at December 31, 2012

The following table summarizes all outstanding equity awards held by our named executive officers as of December 31, 2012.

	Option Awards			Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares of Stock That Have Not Vested (#) (g)	Market Value of Shares of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($) (j)
Brian O. Casey						70,000	2,863,000
Mark A. Wallace				5,000	204,500
William R. Hardcastle, Jr.				15,750	644,175
Mark R. Freeman				26,048	1,065,363	80,000	3,272,000

Notes, by column letter:

(g)	The shares in column (g) will vest in late February of each year according to the following schedule provided the individual is, in most cases, still employed by us on the vesting date.

	Shares scheduled to vest
Name	2013	2014	2015	2016
Mark A. Wallace	—	2,500	1,250	1,250
William R. Hardcastle, Jr.	6,000	5,625	2,750	1,375
Mark R. Freeman	9,500	9,399	4,762	2,387

(i)	The shares in column (i) represent (1) an unearned, performance-based restricted stock incentive award granted to Mr. Casey in 2010 and Mr. Freeman in 2012 under the Stock Incentive Plan, which will vest according to the following schedule; provided that Mr. Casey and Mr. Freeman are, in most cases, still employed by us on the vesting date and the applicable performance goal is achieved for the respective year. Each year during the applicable vesting period, the Compensation Committee will establish a specific goal for that year’s vesting of the restricted shares. The performance goal will be based upon criteria set forth in the Stock Incentive Plan. The specific performance goal for each year will be established no later than March 31 of the vesting year. If in any year during the vesting period the performance goal is not met, the Committee may establish a goal for a subsequent vesting period, which if achieved or exceeded may result in full or partial vesting of the shares that did not otherwise become vested in a prior year. See the “Compensation Discussion and Analysis” section above for a further description of this performance-based restricted stock incentive award.

	Shares scheduled to vest as of December 31,
Name	2013	2014	2015	2016
Brian O. Casey	35,000	35,000
Mark Freeman	20,000	20,000	20,000	20,000

(h), (j)	The amounts in columns (h) and (j) reflect the value of the shares shown in columns (g) and (i), respectively, multiplied by $40.90, the closing market price of our common stock as of December 31, 2012, the last business day in 2012.

Option Exercises and Stock Vested in 2012

The following table summarizes all options exercised and shares vested by our named executive officers for the year ended December 31, 2012.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Brian O. Casey	12,000	263,807	35,000	1,431,500
William R. Hardcastle, Jr.			6,125	241,203
Mark Freeman			29,250	1,182,265

Notes, by column letter:

(b)	Stock options in column (b) were issued in July of 2002, have an exercise price of $12.90 per share and have a term of ten years from the date of grant.

(c)	Values in column (c) reflect the amounts realized upon the sale of acquired shares net of the respective exercise price of the stock option award.

(e)

Values in column (e) reflect 6,125 shares of time-vested restricted stock for Mr. Hardcastle that vested as of February 23, at a market value of $39.38 per share; 9,250 shares of time-vested restricted stock for

Mr. Freeman that vested as of February 23, at a market value of $39.38 per share and 20,000 shares of performance-based restricted stock for Mr. Freeman that vested as of December 31, 2012 at a market value of $40.90 per share; and 35,000 shares of performance-based restricted stock for Mr. Casey that vested as of December 31, 2012 at a market value of $40.90 per share.

Potential Payments Upon Termination or Change in Control

Set forth below is a summary of the compensation and benefits payable to Mr. Casey, Mr. Wallace, Mr. Freeman and Mr. Hardcastle in the event their employment is terminated. For purposes of this disclosure, we have calculated benefits assuming a December 31, 2012 termination date. As of December 31, 2012, we had executive employment agreements with Mr. Casey and Mr. Freeman. For further information on the employment agreements, see “Employment Related Agreements” above.

Under the terms of our Stock Incentive Plan, in the event of their death or a “change in control” of the Company, Messrs. Wallace’s, Freeman’s and Hardcastle’s unvested time-vested restricted stock awards would vest. These shares had a value of $204,500 for Mr. Wallace, $1,065,363 for Mr. Freeman and $644,175 for Mr. Hardcastle as of December 31, 2012. Other than the acceleration of Mr. Wallace and Mr. Hardcastle’s restricted stock awards upon death or a “change in control,” Mr. Wallace and Mr. Hardcastle are not contractually entitled to any other severance payments upon their termination or a “change in control” of the Company.

Under the employment agreement in place, the payments to Mr. Casey could vary depending on the cause of termination and whether or not the Board of Directors elects to enforce a non-compete agreement. Under the employment agreement in place for Mr. Freeman, the payments to Mr. Freeman could vary depending upon the cause of termination and whether or not the Board of Directors elects to enforce a “Mandatory Inactivity Period.” For the purposes hereof, a “Mandatory Inactivity Period” shall mean the three-month period of time immediately following Mr. Freeman’s termination during which he may not (a) in any capacity provide investment advisory services or investment management services in competition with the Company or (b) establish, join, participate in, acquire or maintain ownership in, or provide investment advisory services to, any U.S.-based entity that offers services and/or products that compete with the Company. Additionally, these agreements contain a “single trigger” change in control provision pursuant to which Mr. Casey and Mr. Freeman are entitled to certain payments and benefits in the event they voluntarily terminate their employment with the Company within the ninety-day period, or in the case of Mr. Freeman, the thirty-day period, immediately following the date that is three (3) months following change in control of the Company. The Committee believes that a “single trigger” change in control provision (1) provides a powerful retention device during change in control discussions, and (2) ensures Mr. Casey and Mr. Freeman are not deprived of the benefits that they earned or reasonably should expect to receive if there was no change in control. The various payment scenarios for Mr. Casey are described immediately below, and the various payment scenarios for Mr. Freeman are described thereafter.

The various payment scenarios for Mr. Casey are:

Payments upon termination without cause where the non-compete agreement is enforced

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	one year’s worth of salary paid in monthly installments, less the amount of medical insurance premiums the executive would pay had he remained employed,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive,

•	medical benefits for the executive and his eligible dependents for twelve months following termination, and

•

all unvested stock options and all unvested restricted shares shall be fully vested for the executive; provided, however, that to the extent that any such awards are subject to performance-based vesting conditions that are intended to qualify for the performance-based compensation exemption from Section 162(m) of the Internal Revenue Code, then those awards will only become vested if and to the extent that such awards would have become vested in accordance with their terms if Mr. Casey’s employment had continued.

Payments upon termination without cause where the non-compete agreement is not enforced

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive,

•	medical benefits for the executive and his eligible dependents for twelve months following termination, and

•

all unvested stock options and all unvested restricted shares shall be fully vested; provided, however, that to the extent that any such awards are subject to performance-based vesting conditions that are intended to qualify for the performance-based compensation exemption from Section 162(m) of the Internal Revenue Code, then those awards will only become vested if and to the extent that such awards would have become vested in accordance with their terms if Mr. Casey’s employment had continued.

Payments upon termination with cause or by the executive without good reason where the non-compete agreement is enforced

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,
•	one year’s worth of salary paid in monthly installments for twelve months, less the amount of medical insurance premiums the executive would pay had he remained employed,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive, and

•	medical benefits for the executive and his eligible dependents for twelve months following termination.

All unvested stock options and all unvested restricted shares shall be forfeited under this scenario.

Payments upon termination with cause or by the executive without good reason where the non-compete agreement is not enforced

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive, and

•	medical benefits for the executive and his eligible dependents for twelve months following termination.

All unvested stock options and all unvested restricted shares shall be forfeited under this scenario.

Payments upon termination by the executive with good reason (the non-compete agreement is automatically enforced)

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	one year’s worth of salary paid in monthly installments, less the amount of medical insurance premiums the executive would pay had he remained employed,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive,

•	medical benefits for the executive and his eligible dependents for twelve months following termination, and

•

all unvested stock options and all unvested restricted shares shall be fully vested for the executive; provided, however, that to the extent that any such awards are subject to performance-based vesting conditions that are intended to qualify for the performance-based compensation exemption from Section 162(m) of the Internal Revenue Code, then those awards will only become vested if and to the extent that such awards would have become vested in accordance with their terms if Mr. Casey’s employment had continued.

Payments upon termination due to a change in control (the non-compete agreement is automatically enforced)

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	one year’s worth of salary paid in monthly installments, less the amount of medical insurance premiums the executive would pay had he remained employed,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive,

•	medical benefits for the executive and his eligible dependents for twelve months following termination, and

•

all unvested stock options and all unvested restricted shares shall be fully vested; provided, however, that to the extent that any such awards are subject to performance-based vesting conditions that are intended to qualify for the performance-based compensation exemption from Section 162(m) of the Internal Revenue Code, then those awards will only become vested if and to the extent that such awards would have become vested in accordance with their terms if Mr. Casey’s employment had continued.

Payments upon termination due to death

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive,

•	medical benefits for the executive’s eligible dependents for twelve months following termination, and

•	all unvested stock options and all unvested restricted shares shall be fully vested.

Payments upon termination due to disability

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive,

•	disability benefits, if any, at least equal to those then provided by the Company to disabled executives and their families,

•	medical benefits for the executive and his eligible dependents for twelve months following termination, and

•	all unvested stock options and all unvested restricted shares shall be fully vested for Mr. Casey.

The various payment scenarios for Mr. Freeman are:

Payments upon termination without cause or by the executive for good reason where the Mandatory Inactivity Period is enforced

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	three months’ worth of salary paid in monthly installments, less the amount of medical insurance premiums the executive would pay had he remained employed,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive,

•	medical benefits for the executive and his eligible dependents for three months following termination, and

•

all unvested stock options, all unvested restricted shares and all unvested mutual fund share bonus awards shall become vested and exercisable; provided however, that if any such unvested equity or equity-based award is subject to performance-based vesting conditions that are intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, then such award will become vested only if, when and to the extent such award would have become vested in accordance with its terms if Mr. Freeman’s employment had continued; and provided further that, if such award is subject to periodic vesting based upon performance conditions established for each vesting period, then the annual performance conditions applicable to any such award following the termination of Mr. Freeman’s employment shall be the same as the last periodic performance goal established with respect to such award prior to the termination of Mr. Freeman’s employment or, if more favorable to Mr. Freeman, the periodic performance conditions established for performance-based vesting of equity or equity-based awards granted to other senior executives who are then still employed by the Company.

Payments upon termination without cause or by the executive for good reason where the Mandatory Inactivity Period is not enforced

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive,

•

all unvested stock options, all unvested restricted shares and all unvested mutual fund share bonus awards shall become vested and exercisable; provided however, that if any such unvested equity or equity-based award is subject to performance-based vesting conditions that are intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, then such award will become vested only if, when and to the extent such award would have become vested in accordance with its terms if Mr. Freeman’s employment had continued; and provided further that, if such award is subject to periodic vesting based upon performance conditions established for each vesting period, then the annual performance conditions applicable to any such award following the termination of Mr. Freeman’s employment shall be the same as the last periodic performance goal established with respect to such award prior to the termination of Mr. Freeman’s employment or, if more favorable to Mr. Freeman, the periodic performance conditions established for performance-based vesting of equity or equity-based awards granted to other senior executives who are then still employed by the Company.

Payments upon termination with cause where the Mandatory Inactivity Period is enforced

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	three months’ worth of salary paid in monthly installments, less the amount of medical insurance premiums the executive would pay had he remained employed,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive, and

•	medical benefits for the executive and his eligible dependents for three months following termination.

All unvested stock options, all unvested restricted shares, and all unvested mutual fund share bonus awards shall be forfeited under this scenario.

Payments upon termination with cause where the Mandatory Inactivity Period is not enforced

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	bonus and incentive compensation earned by the executive as of the termination date, and

•	not less than four weeks of vacation time that was earned and unused by the executive.

All unvested stock options, all unvested restricted shares, and all unvested mutual fund share bonus awards shall be forfeited under this scenario.

Payments upon termination by the executive without good reason where the Mandatory Inactivity Period is enforced

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	three months’ worth of salary paid in monthly installments, less the amount of medical insurance premiums the executive would pay had he remained employed,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive, and

•	medical benefits for the executive and his eligible dependents for three months following termination.

All unvested stock options and all unvested restricted shares shall be forfeited under this scenario. Additionally, all unvested mutual fund share bonus awards shall vest sixty (60) days after the first anniversary of the termination date unless a final determination is made in binding arbitration that the executive either directly or indirectly sold or provided products that are the same or similar to any product that the Company is providing as of, and about which the executive had confidential information during the year prior to, the termination date; provided, however, that if any such unvested equity or equity-based award is subject to performance-based vesting conditions that are intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, then such award will become vested only if, when and to the extent such award would have become vested in accordance with its terms if Mr. Freeman’s employment had continued; and provided further that, if such award is subject to periodic vesting based upon performance conditions established for each vesting period, then the annual performance conditions applicable to any such award following the termination of Mr. Freeman’s employment shall be the same as the last periodic performance goal established with respect to such award prior to the termination of Mr. Freeman’s employment or, if more favorable to Mr. Freeman, the periodic performance conditions established for performance-based vesting of equity or equity-based awards granted to other senior executives who are then still employed by the Company.

Payments upon termination by the executive without good reason where the Mandatory Inactivity Period is not enforced

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	bonus and incentive compensation earned by the executive as of the termination date, and

•	not less than four weeks of vacation time that was earned and unused by the executive.

All unvested stock options and all unvested restricted shares shall be forfeited under this scenario. Additionally, all unvested mutual fund share bonus awards shall vest sixty (60) days after the first anniversary of the termination date unless a final determination is made in binding arbitration that the executive either directly or indirectly sold or provided products that are the same or similar to any product that the Company is providing as of, and about which the executive had confidential information during the year prior to, the termination date; provided, however, that if any such unvested equity or equity-based award is subject to performance-based vesting conditions that are intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, then such award will become vested only if, when and to the extent such award would have become vested in accordance with its terms if Mr. Freeman’s employment had continued; and provided further that, if such award is subject to periodic vesting based upon performance conditions established for each vesting period, then the annual performance conditions applicable to any such award following the termination of Mr. Freeman’s employment shall be the same as the last periodic performance goal established with respect to such award prior to the termination of Mr. Freeman’s employment or, if more favorable to Mr. Freeman, the periodic performance conditions established for performance-based vesting of equity or equity-based awards granted to other senior executives who are then still employed by the Company.

Payments upon termination due to a change in control (assuming that Mr. Freeman terminates his employment after the 90th day, but before the 121st day, immediately following a change in control)

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	three months’ worth of salary paid in monthly installments, less the amount of medical insurance premiums the executive would pay had he remained employed,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	not less than four weeks of vacation time that was earned and unused by the executive,

•	medical benefits for the executive and his eligible dependents for three months following termination, and

•

all unexercised stock options, all unvested restricted shares, all unvested mutual fund share bonus awards and all other unvested equity-incentive compensation awards shall become vested and exercisable.

Payments upon termination due to death

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	accelerated vesting of his unvested mutual fund bonus awards,

•	not less than four weeks of vacation time that was earned and unused by the executive,

•	medical benefits for the executive’s eligible dependents for twelve months following termination, and

•

all unexercised stock options, all unvested restricted shares, all unvested mutual fund share bonus awards and all other equity-incentive compensation awards theretofore granted shall become vested and exercisable.

Payments upon termination due to disability

Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment,

•	bonus and incentive compensation earned by the executive as of the termination date,

•	accelerated vesting of his unvested mutual fund bonus awards,

•	not less than four weeks of vacation time that was earned and unused by the executive,

•	disability benefits, if any, at least equal to those then provided by the Company to disabled executives and their families,

•	medical benefits for the executive and his eligible dependents for twelve months following termination, and

•	all unexercised stock options, all unvested restricted shares, all unvested mutual fund share bonus awards and all other equity-incentive compensation awards shall become vested and exercisable.

The following tables show the amounts each officer would receive under different scenarios.

Severance and change in control arrangements for Mr. Casey:

Benefits/payments upon termination	For cause or voluntary Termination without good reason		Without cause		Resign with good reason or terminated due to change in control	Death	Disability
Non-compete enforced?	Y	N	Y	N	Y	N/A	N/A
Base salary for an additional year (1)	$495,800	$—	$495,800	$—	$495,800	$—	$—
Performance shares (2)	—	—	4,294,500	4,294,500	4,294,500	4,294,500	4,294,500
Medical benefits (3)	11,533	11,533	11,533	11,533	11,533	11,533	11,533

Total	$507,333	$11,533	$4,801,833	$4,306,033	$4,801,833	$4,306,033	$4,306,033

Notes:

(1)	Amounts reflect one year’s base salary, less the amount of medical insurance premiums the executive would pay had he remained employed with the Company.

(2)	Amounts reflect the estimated value of the acceleration of the executive’s outstanding performance-based restricted stock awards (105,000 shares, which share amounts are equal to the number of performance-based restricted stock shares that vested in 2012, plus the number of outstanding performance-based restricted stock shares that are reported in the “Outstanding Equity Awards at December 31, 2012” table), using our stock price as of the last day of business in 2012, $40.90 per share.

(3)	The amount reflects the Company’s estimated premiums to continue medical benefits for the executive and dependents, as applicable, for twelve months after termination.

Severance and change in control arrangements for Mr. Freeman:

Benefits/payments upon termination	For cause or voluntary termination without good reason		Without cause/resign with good reason		Resign with good reason or terminated due to change in control	Death	Disability
Mandatory inactivity period enforced?	Y	N	Y	N	Y	N/A	N/A
Base salary for an additional three months (1)	$123,950	$—	$123,950	$—	$123,950	$—	$—
Restricted shares (2)	—	—	5,155,363	5,155,363	5,155,363	5,155,363	5,155,363
Medical benefits (3)	2,883	—	2,883	—	2,883	11,533	11,533
Acceleration of Payment of 2012 Mutual Fund Bonus Award (4)	—	—	—	—	1,000,000	1,000,000	1,000,000

Total	$126,833	$—	$5,282,196	$5,155,363	$6,282,196	$6,166,896	$6,166,896

Notes:

(1)	Amounts reflect three months’ base salary, less the amount of medical insurance premiums Mr. Freeman would pay had he remained employed with the Company.

(2)	Amounts reflect the estimated value of acceleration of Mr. Freeman’s outstanding time-vested and performance-based restricted stock awards (26,048 shares, which share amount is equal to the number of outstanding time-vested restricted stock shares that are reported in the “Outstanding Equity Awards at December 31, 2012” table, and 100,000 shares, which share amount is equal to the number of performance-based restricted stock shares that vested in 2012, plus the number of outstanding performance-based restricted stock shares that are reported in the “Outstanding Equity Awards at December 31, 2012” table), using our stock price as of the last day of business in 2012, $40.90 per share.

(3)	The amount reflects the Company’s estimated premiums to continue medical benefits for Mr. Freeman and his dependents, as applicable, for three months after termination, except in the case of termination due to Mr. Freeman’s death or disability, in which case medical benefits for Mr. Freeman and his dependents, as applicable, continue for twelve months after termination.

(4)	In the event of Mr. Freeman’s termination due to death or disability, or his involuntary termination without cause or voluntary termination for good reason following a change in control, he would vest immediately in his outstanding unvested mutual fund awards. As of December 31, 2012, Mr. Freeman had earned a mutual fund bonus award of $1,000,000 pursuant to the terms of the 2012 MFSI Agreement, which is scheduled to vest on December 31, 2013, generally subject to Mr. Freeman’s continued employment through the vesting date.

The amounts shown in the preceding tables do not include payments and benefits to the extent they are paid to all employees upon termination of employment, including:

•	accrued salary and vacation pay,

•	distribution of the balance held by the individual under our Savings Plan, and

•	amounts paid under other benefit plans, including our family and medical leave of absence and long-term disability programs.

Definitions under the terms of the Stock Incentive Plan

Change in Control shall mean:

•

a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (other than a merger undertaken solely in order to reincorporate in another state) (for purposes hereof, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, it becomes a wholly-owned subsidiary of another corporation);

•	a dissolution of the Company;

•	a transfer of all or substantially all of the assets of the Company in one transaction or a series of related transactions to one or more other persons or entities;

•

a transaction or series of transactions that results in any entity, person, or group, becoming the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; or during any period of two (2) consecutive years commencing on or after January 1, 2005, individuals who at the beginning of the period constituted the Company’s Board of Directors cease for any reason to constitute at least a majority, unless the election of each director who was not a director at the beginning of the period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period; provided, however, that a “Change in Control” shall not be deemed to have occurred if the ownership of 50% or more of the combined voting power of the surviving corporation, asset transferee or Company (as the case may be), after giving effect to the transaction or series of transactions, is directly or indirectly held by (A) a trustee or other fiduciary under an employee benefit plan maintained by the Company, (B) one or more of the “executive officers” of the Company that held such positions prior to the transaction or series of transactions, or any entity, person or group under their control.

Definitions under the terms of the Executive Employment Agreements

Termination for cause could occur due to any of the following events:

•	executive’s conviction of any felony or other serious crimes;

•

executive’s material breach of any of the terms of the employment agreement or any other written agreement or material company policy to which the executive and the Company are parties or are bound (or, in the case of Mr. Freeman, personal misconduct that is materially detrimental to the best interest of the Company), if such breach (or, in the case of Mr. Freeman, personal misconduct) shall be willful and shall continue beyond a period of twenty (20) days immediately after written notice thereof by the Company to the executive;

•	wrongful misappropriation by the executive of any money, assets, or other property of the Company or a client of the Company;

•

willful actions or failures to act by the executive which subject the executive or the Company to censure by the Securities and Exchange Commission as described in and pursuant to Section 203(e) or 203(f) of the Investment Advisers Act of 1940 or Section 9(b) of the Investment Company Act of 1940 or to censure by a state securities administrator pursuant to applicable state securities laws or regulations;

•	executive’s commission of fraud or gross moral turpitude; or

•	executive’s continued willful failure to substantially perform executive’s duties under the applicable agreement after receipt of written notice thereof and an opportunity to so perform.

Termination for good reason could occur due to the occurrence of any of the following events without the written consent of the executive:

•	any material breach by the Company of the employment agreement (including any reduction in the executive’s base salary);

•

any material adverse change in the status, position or responsibilities of the executive, including in the case of Mr. Casey a change in the executive’s reporting relationship so that he no longer reports to the Board of Directors, the removal from or failure to re-elect the executive as a member of the Board or if the Company becomes a wholly-owned subsidiary of another company, and the executive serves only as an officer of the subsidiary company;

•	assignment of duties to the executive that are materially inconsistent with the executive’s position and responsibilities described in his or her employment agreement;

•

the failure of the Company to assign the employment agreement to a successor to the Company or failure of a successor to the Company to explicitly assume and agree to be bound by the employment agreement; or

•	requiring the executive to be principally based at any office or location more than twenty-five (25) miles from the current offices of the Company in Dallas, Texas.

The executive may terminate his or her employment without good reason at anytime by giving at least thirty (30) days notice.

The Company may terminate the executive’s employment without cause at anytime.

Change in Control shall mean:

•

a merger or consolidation of the Company with or into another corporation (other than a merger undertaken solely in order to reincorporate in another state) immediately following which the beneficial holders of the voting stock of the Company immediately prior to such transaction or series of transactions do not continue to hold 50% or more of the voting stock (based upon voting power) of the Company or (A) any entity that owns, directly or indirectly, the stock of the Company, (B) any entity with which the Company has merged, or (C) any entity that owns an entity with which the Company has merged;

•	a dissolution of the Company;

•	a transfer of all or substantially all of the assets of the Company in one or more related transactions to one or more other persons or entities;

•

a transaction or series of transactions that results in any entity, “Person” or “Group”, becoming the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; or

•

during any period of two (2) consecutive years commencing on or after January 1, 2010 (in the case of Mr. Casey) or January 1, 2012 (in the case of Mr. Freeman), individuals who at the beginning of the period constituted the Company’s Board of Directors cease for any reason to constitute at least a majority, unless the election of each director who was not a director at the beginning of the period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period; provided, however, that a “Change in Control” shall not be deemed to have occurred if the ownership of 50% or more of the combined voting power of the surviving corporation, asset transferee or Company (as the case may be), after giving effect to the transaction or series of transactions, is directly or indirectly held by (A) a trustee or other fiduciary under an employee benefit plan maintained by the Company, or (B) one or more of the “executive officers” of the Company that held such positions prior to the transaction or series of transactions, or any entity, Person or Group under their control.

Disability shall mean any medically determinable physical or mental impairment that has lasted for a period of not less than six (6) months in any twelve (12) month period and that renders the executive unable to perform the duties or essential functions required under the employment agreement.

PROPOSAL 2:

Ratification of Appointment of Grant Thornton LLP as Independent Auditors

Our Audit Committee has appointed Grant Thornton LLP as our independent auditors for 2013. Representatives of Grant Thornton LLP are expected to attend the annual meeting to answer appropriate questions and may make a statement if they so desire.

Fees Billed by Grant Thornton LLP

Audit Fees. The aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of our annual financial statements, the review of the financial statements included in our Quarterly Reports on Form 10-Q and testing as required by Sarbanes-Oxley Section 404, or for services that are normally provided in connection with statutory or regulatory filings or engagements, for the years ended December 31, 2012 and 2011 were $206,053 and $196,350, respectively.

Audit-Related Fees. There were no fees billed by Grant Thornton for audit-related fees for the years ended December 31, 2012 and 2011.

Tax Fees. There were no fees billed by Grant Thornton for tax fees for the years ended December 31, 2012 and 2011.

All Other Fees. There were no fees billed by Grant Thornton for services other than audit fees for the years ended December 31, 2012 and 2011.

Pre-approval policies and procedures for audit and non-audit services. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by our independent auditors. Each year the Audit Committee considers for approval the independent auditor’s engagement to render audit services, as well as a list prepared by management of anticipated non-audit services and related budget estimates. During the course of the year, management and the independent auditor are responsible for tracking all services and fees to insure that they are within the scope pre-approved by the Audit Committee. To insure prompt handling of unexpected matters, the Audit Committee has delegated to its chairman the authority to amend or modify the list of approved audit and non-audit services and fees, provided the chairman reports any action taken to the Audit Committee at its next meeting.

The Audit Committee pre-approved all services provided by Grant Thornton LLP for the years ended December 31, 2012 and 2011.

Vote Sought and Recommendation

Although stockholder action on this matter is not required, the appointment of Grant Thornton LLP is being recommended to the stockholders for ratification. The affirmative “FOR” vote of a majority of the votes cast at the annual meeting is needed to ratify the appointment of Grant Thornton LLP as independent auditors for 2013. Abstentions will not affect the outcome of a vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION

OF GRANT THORNTON LLP AS OUR INDEPENDENT AUDITORS FOR 2013.

PROPOSAL 3:

Approval of the Share Award Plan of Westwood Holdings Group, Inc. for Service Provided in Canada to its Subsidiaries

On February 7, 2013, following the approval and at the recommendation of the Compensation Committee, the Board of Directors of Westwood approved, and proposed that our stockholders approve at the annual meeting, the Share Award Plan of Westwood Holdings Group, Inc. for Service Provided in Canada to its Subsidiaries (the “Plan”). Previously designated by the Board as the administrator of the Plan, the Compensation Committee approved the final version of the Plan on March 8, 2013.

The Plan is intended to be a vehicle for providing compensation in the form of common stock for services performed by persons to our Westwood International Advisors Inc. subsidiary (“Westwood International”) and any future subsidiaries of Westwood that are incorporated and carrying on business in Canada (the “Canadian Subsidiaries”). Westwood International, based in Toronto, Canada, was established in the second quarter of 2012 and provides Global Equity and Emerging Markets investment advisory services to institutional and other clients. The Board anticipates that the Plan will advance the interests of the Company and its stockholders by providing an incentive to attract and retain persons performing services for the Canadian Subsidiaries and by motivating such persons to contribute to the growth and profitability of the Company.

Westwood is seeking stockholder approval for the Plan. Stockholder approval is required under the requirements of the NYSE Corporate Governance Listing Standards, which are applicable to Westwood.

A summary of the Plan is provided below and is qualified in its entirety by reference to the full text of the Plan document. A copy of the Plan is attached to this Proxy Statement as Appendix A.

As of March 6, 2013, the closing price of our outstanding common stock was $42.32 per share.

Material Features of the Plan

The Plan provides for grants of Share Awards, as described below. Under the Plan, Share Awards may be made to employees or non-employee directors of a Canadian Subsidiary or any consultants or advisors who have provided services to a Canadian Subsidiary. There are currently 11 employees of Westwood International and no non-employee directors of Westwood International who may be eligible to receive Share Awards under the Plan. There are no consultants or advisors that provided services to Westwood International since it was founded in the second quarter of 2012 and therefore may be eligible to receive Share Awards under the Plan.

Term of the Plan. The Plan has an effective date of April 18, 2013, subject to approval by our stockholders, and will continue in effect until terminated by the Board.

Share Awards. Share Awards consist of bookkeeping entries denominated in units which, upon vesting, will be redeemable for shares of common stock on a one-for-one basis (“Share Awards”). Shares of Westwood common stock issuable upon redemption of a Share Award unit will be obtained on the secondary markets in the manner described below in the Section entitled “Trustee Matters— Purchases of Common Stock by Trustee.” Once credited to a Plan participant’s account, the Share Awards will not entitle such participant to voting rights, dividends (except as provided below in the Section entitled “Trustee Matters—Rights Incidental to Common Stock”) or other rights incidental to ownership of Westwood’s common stock. The Board will determine the vesting date (or vesting dates in the event of partial vesting) applicable to each Share Award, provided that the final vesting date will not be later than December 15 of the third calendar year following the end of the calendar year during which the Plan participant rendered the services for which the Share Award was awarded. Upon vesting and not later than December 31 of the year during which vesting occurs, the trustee appointed by Westwood under the Plan to purchase and hold shares of common stock purchased under the Plan (the “Trustee”)

will release the underlying shares of common stock to the Plan participant. All unvested Share Awards will automatically vest upon a Plan participant’s death, permanent disability or a change of control in the Company. All unvested Share Awards will be forfeited, and all rights to the underlying shares of common stock will be terminated, upon a Plan participant’s termination for cause or such participant’s voluntary termination of services or employment. Upon a Plan participant’s termination without cause, all unvested Share Awards will be forfeited, and all rights to the underlying shares of common stock will be terminated, unless the participant is party to an employment, consulting or other agreement which provides that unvested Share Awards vest upon termination without cause.

Share and Share Award Limitations. Under the Plan, no more than $10 million CDN (or $9.7 million in United States Dollars using the exchange rate on March 6, 2013) may be funded to the Plan Trustee to fund purchases of common stock with respect to Share Awards.

Persons Eligible to Receive Share Awards. At the discretion of the Board or Compensation Committee, Share Awards may be granted under the Plan to employees or directors of a Canadian Subsidiary or consultants or advisors who have provided services to a Canadian Subsidiary. Westwood also may enter into employment agreements with eligible employees providing for compensation in the form of Share Awards.

Administration. The Board, or a committee of the Board appointed by the Board will administer the Plan with respect to all eligible participants. As of February 7, 2013, the Board has appointed the Compensation Committee to administer the Plan and exercise all powers of the Board under the Plan, though any action or determination by the Compensation Committee specifically affecting or relating to a Share Award to a nonemployee director will be approved and ratified by the Board. Determinations of the Compensation Committee will be final, conclusive and binding upon all persons having an interest in the Plan. Such determinations include such matters as selecting participants, determining the Share Awards that will be made under the Plan, interpreting Plan provisions and deciding the terms, conditions and restrictions of any Share Award.

Amendment. The Plan may be amended by the Compensation Committee. However, the Plan may not be amended without the approval of Westwood’s stockholders to increase the funding limits of the Plan, or make any other amendment that requires stockholder approval under any applicable law, regulation or rule; provided, that such amendments may be made without the consent of the stockholders if changes occur in law or other legal requirements (including Rule 16b-3 of the Exchange Act) that would require otherwise.

Antidilution. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, exchange of shares, consolidation, spin-off or other capital reorganization or distribution (other than normal cash dividends) of corporate assets to stockholders, or any other similar changes affecting the common stock, proportionate adjustments to reflect such change or changes will be made with respect to the number of Share Awards credited to each Plan participant, as determined by the Compensation Committee in its sole discretion.

Trustee Matters

Purchases of Common Stock by Trustee. Westwood will designate a qualified trust company to serve as Trustee under the Plan. The Compensation Committee will determine an amount of money to be provided by a Canadian Subsidiary to the Trustee to fund purchases of common stock for purposes of Share Awards to be awarded to Plan participants. The Trustee will purchase common stock in secondary markets in accordance with the instructions given by Westwood and applicable law, including the market manipulation and antifraud provisions of the Exchange Act. Once purchased, a participant’s Plan account will be credited with the number of shares of common stock purchased by the Trustee with respect to such participant’s Share Award (or with shares of common stock credited to the participant’s account from shares of common stock already held by the Trustee). Any shares of common stock subject to a Share Award under the Plan that are forfeited, expire or otherwise are terminated without issuance of such shares will be available for other Share Awards under the Plan. No Share Award may be awarded during a period when the Trustee is not holding shares of common stock sufficient to make such Share Award and the purchase of additional shares of common stock is not permitted by an applicable law or is otherwise infeasible.

Rights Incidental to Common Stock. Neither Westwood nor the Trustee nor any Plan participant may exercise voting rights in respect of any common stock held by the Trustee under the Plan. The Board may direct that dividends and other distributions paid on common stock held by the Trustee be (i) paid to Westwood or a Canadian subsidiary, (ii) paid to a Plan participant, (iii) retained by the Trustee and applied to the purchase of additional common stock or (iv) any combination of the foregoing.

New Plan Benefits Table

Subject to obtaining stockholder approval of this Proposal 3, the Compensation Committee has determined to grant Share Awards under the Plan to certain of Westwood’s non-executive officer employees, as detailed below. Otherwise, because Share Awards under the Plan are determined by the Compensation Committee in its sole discretion, we cannot determine the amounts that will be awarded in the future under the Plan.

Name and Position	Dollar Value ($)		Common Stock (#)
Executive Officers as a Group	—		—
Non-Employee Directors as a Group	—		—
Non-Executive Officer Employees as a Group	$873,554	(1)	(2)

(1)	Dollar amounts reflect Canadian Dollars-to-United States Dollars conversion, using the exchange rate on March 6, 2013.

(2)	The number of shares of common stock to be awarded pursuant to the Share Awards is based on the market price of our common stock on the date(s) that the Plan Trustee purchases common stock with the amounts funded to it for Share Awards and is therefore not presently determinable.

Vote Sought and Recommendation

The approval of the Plan requires the affirmative vote of a majority of the votes cast with respect to this Proposal (provided that the total votes cast upon this Proposal represent over fifty percent (50%) of all shares entitled to vote on this Proposal). All proxies submitted will be voted “FOR” this Proposal unless stockholders specify in their proxies a contrary vote. An abstention is a vote cast under current NYSE Rules, and as a result, abstentions will have the effect of a vote “AGAINST” this proposal. A broker non-vote, however, is not a vote cast under current NYSE rules, and as a result will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE

SHARE AWARD PLAN OF WESTWOOD HOLDINGS GROUP, INC. FOR SERVICE PROVIDED IN CANADA TO ITS SUBSIDIARIES

PROPOSAL 4:

Approval of the Second Amendment to the Third Amended and Restated

Westwood Holdings Group, Inc. Stock Incentive Plan

On February 22, 2013, the Compensation Committee of our Board of Directors adopted the Second Amendment to the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the “Plan”), subject to approval by our stockholders at the annual meeting. If approved by our stockholders, the Second Amendment will increase the maximum number of shares of our common stock that may be issued under the Plan by 500,000 shares (from 3,398,100 to 3,898,100 shares).

The Plan allows us to grant equity-based compensation opportunities to eligible participants. As of February 23, 2013, the total number of shares of our common stock that had been issued under the Plan and that were covered by outstanding awards granted under the Plan was 3,107,021 shares. If all of the shares covered by outstanding awards are issued or become vested, then, in the absence of the proposed amendments, we would only be able to issue an additional 291,079 shares under the Plan.

The Plan is the only compensation plan under which we are authorized to issue shares of our common stock to eligible participants. Our Board of Directors believes that the Plan is a material element of our overall compensation program and that its continuing viability is important to our future financial and operational success. If the proposed amendments are not approved, our ability to provide equity-based compensation incentives in order to attract, motivate and retain key personnel will be severely limited. On the other hand, if the proposed amendments are approved, it is currently anticipated that the number of shares available for issuance under the Plan will be sufficient to cover future awards for the next three to five years.

A summary of the Plan, as it would be amended, is provided below and is qualified in its entirety by reference to the full text of the Plan document. A copy of the Plan, as it would be amended, is attached to this proxy statement as Appendix B. The proposed amendments are shown with underlines and in bold type.

As of March 6, 2013, the closing price of our common stock was $42.32 per share.

Material Features of the Plan

The Plan provides for the grant of, among other awards, stock options, shares of restricted stock, annual incentive awards, performance-based awards (in the form of cash or stock) and discretionary bonus awards. Awards under the Plan may be made to key employees, including officers and directors who may be employees, and non-employee directors, consultants or advisors. There are currently 85 employees of Westwood who may be eligible to receive awards under the Plan, and there are 7 non-employee directors who may be eligible to receive awards under the Plan.

Term of the Plan. Unless sooner terminated, the Plan will expire on February 22, 2018. Any awards outstanding at the expiration of the term of the Plan will continue in accordance with their terms.

Types of Awards. The Plan authorizes the grant of several types of stock-based awards, including, without limitation, incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), restricted stock and performance-based share awards. The Plan also authorizes cash awards, including annual incentive awards, performance-based cash awards, and discretionary bonus awards. The Compensation Committee has broad discretion with respect to the types of awards it may grant under the Plan. However, to date the Compensation Committee has limited its stock-based awards under the Plan to NSOs and restricted stock.

No Discount Stock Options. The Plan prohibits the grant of a stock option with an exercise price less than the fair market value of Westwood’s stock on the date of grant.

Share and Award Limitations. Currently, we may issue up to 3,398,100 shares of our common stock under the Plan, subject to adjustment for changes in our capital structure or a reorganization of the company. If the proposed amendments are approved, the number of shares that may be issued under the Plan will be increased to 3,898,100. Shares issued under the Plan may be authorized, but unissued or reacquired shares or any combination thereof. If an outstanding award for any reason expires or is terminated or canceled or if shares of stock are acquired upon the exercise of an award or otherwise subject to a Company repurchase option and are repurchased by the Company at the participant’s exercise price, or if shares of restricted stock are forfeited unvested, the shares of stock shall again be available for issuance under the Plan. Subject to adjustment, no more than 316,033 shares of common stock may be covered by stock-based awards granted to any participant under the Plan in a calendar year. In order to qualify a performance based compensation under Section 162(m) of the Internal Revenue Code, the maximum amount of cash performance based incentive awards that may be earned under the Plan by any participant in any calendar year is $5 million.

Administration. Unless and until our Board of Directors determines otherwise, the Plan will be administered by the Compensation Committee. Determinations of the Compensation Committee will be final and binding on any interested person. Such determinations include such matters as selecting participants, determining the awards that will be made under the Plan, interpreting plan provisions, and deciding the terms and conditions of any award.

Amendment. The Plan may be amended by the Board of Directors or by the Compensation Committee. Amendments will be subject to stockholder approval if and to the extent required by applicable law, regulation or rule. Any amendment that would increase the aggregate number of shares of stock that may be issued under the Plan must be approved by our stockholders.

Antidilution. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments will be made in the number and class of shares subject to the Plan and to any outstanding awards (if applicable) and in the exercise price per share of any outstanding awards (if applicable), as the Compensation Committee or the Board of Directors determines fair and equitable.

Persons Eligible for Grants. Any employee, consultant, advisor or non-employee director will be eligible to be selected as a participant under the Plan by the compensation committee, acting in its discretion. However, ISOs will be granted only to participants who are employees of Westwood or a subsidiary.

Types of Awards.

Options. ISOs and NSOs are both stock options allowing the recipient to purchase a fixed number of shares of common stock at a fixed price (which may not be less than the fair market value on the option grant date as determined under the Plan). Options will be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Compensation Committee and set forth in the option agreement evidencing such option; provided, however, that (i) no option shall be exercisable after the expiration of 10 years after the effective date of grant of such option, (ii) no ISO granted to a stockholder who owns more than ten-percent of our common stock will be exercisable after the expiration of five years after the effective date of grant of such option, and (iii) no option granted to a prospective employee, prospective consultant or prospective director may become exercisable prior to the date on which such person commences service with the Company. Subject to the foregoing, unless otherwise specified by the Compensation Committee in the grant of an option, any option granted hereunder shall terminate ten years after the effective date of grant of the option, unless earlier terminated in accordance with its provisions.

Subject to the limitations of the Plan, payment of the exercise price of an option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of our common stock owned by the participant having a fair market value not less than the exercise price, (iii) through the cashless exercise procedures set forth in the Plan, (iv) with such other consideration as may be approved by the Compensation Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof.

Restricted Stock Awards. The Compensation Committee may also make awards of restricted shares of our common stock. The vesting of the restricted stock may be conditioned upon the lapse of time and/or the satisfaction of other factors determined by the Compensation Committee. Unless the Compensation Committee determines otherwise, the recipient of restricted shares will generally have the right to vote the restricted shares. The Compensation Committee may also determine whether dividends will be payable with respect to restricted shares (at the same rate that is paid to our stockholders generally), and, if so, may impose vesting and repayment conditions with respect to such dividends.

None of the restricted shares may be sold, transferred, assigned or pledged during the restricted period, and all restricted shares shall be forfeited, and, except for termination due to death or as otherwise determined by the Compensation Committee, all rights to the shares will terminate, if the recipient ceases to be an employee, consultant or director of us or any of our subsidiaries before the expiration or termination of the restricted period and satisfaction of any other conditions prescribed by us with respect to the shares.

Annual Incentive Awards. The Compensation Committee may also grant annual incentive awards of stock, cash or any combination of stock and cash to our employees and other eligible persons, in such amounts and subject to such terms and conditions as the Compensation Committee may determine. The Compensation Committee shall establish the maximum level of annual incentive awards that may be granted for each year. The Compensation Committee may, in its sole discretion, reduce, but not increase, the annual incentive award payable to any participating employee during a year.

Performance-Based Awards. The Plan contains provisions intended to allow the Compensation Committee to grant incentive awards that qualify for the performance-based compensation exception from the annual $1 million executive compensation deduction limitation imposed by Section 162(m) of the Internal Revenue Code. Absent that exemption, our ability to deduct incentive compensation payable to certain of our highest-paid executive officers could be limited. In order to qualify for the exemption, incentive compensation awards must be based or conditioned upon the satisfaction of pre-established performance goals established by the Compensation Committee. The Plan contains an expansive list of performance measures approved by our stockholders in 2009 pursuant to the stockholder approval requirements of Section 162(m) of the Code, thus giving the Compensation Committee significant flexibility in structuring performance goals for incentive compensation awards intended to meet the 162(m) performance-based compensation exemption.

The list of performance measures upon which performance goals may be based currently includes: (i) net earnings or net income (before or after taxes, depreciation and amortization); (ii) cash earnings; (iii) earnings per share; (iv) net sales or revenue growth; (v) net operating income; (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (viii) operating income before interest, taxes, depreciation and amortization; (ix) return on stockholders’ equity; (x) operating margins or operating expenses; (xi) value of the Company’s stock or total return to stockholders; (xii) value of an investment in the Company’s stock assuming the reinvestment of dividends; (xiii) assets under management; (xiv) performance of one or more of our investment products on an absolute basis or relative to a benchmark or peer group; and/or (xv) a combination of any or all of the foregoing criteria. Under the Plan, performance measures used for establishing the performance goals for an award may reflect such adjustments (including, as applicable, adjustments for taxes, depreciation, amortization, compensation and/or other items of income or expense) as the Compensation Committee deems appropriate under the circumstances.

Discretionary Bonus Awards. The Compensation Committee may also grant discretionary bonus awards of stock, cash or any combination of stock and cash to our officers and key employees in such amounts and subject to such terms and conditions as the Compensation Committee may determine.

Material Federal Income Tax Consequences of the Plan

The following is a summary of the material United States federal income tax consequences associated with awards granted under the Plan. This summary is based upon present federal income tax laws and regulations and does not purport to be a complete description of the federal income tax consequences applicable to a participant or Westwood. This summary does not cover any federal employment tax consequences or any foreign, state, local, estate and gift, or other tax consequences.

Incentive Stock Options. A participant will generally not recognize any taxable income upon either the grant or exercise of an ISO. However, for purposes of the alternative minimum tax, upon the exercise of an ISO, a participant is required to include the difference between the option exercise price and the fair market value of the common stock received in alternative minimum taxable income for purposes of calculating the alternative minimum tax. If a participant sells or otherwise disposes of the common stock acquired pursuant to the exercise of an ISO within either two years from the date of grant or one year from the date of exercise of the option (an “Early Disposition”), the participant will recognize ordinary income at the time of the Early Disposition in an amount equal to the lesser of (i) the excess of the amount realized by the participant on the Early Disposition over the exercise price of the option, or (ii) the excess of the fair market value of the common stock on the date of exercise over the exercise price of the option. The excess, if any, of the amount realized by the participant on the Early Disposition over the fair market value of the common stock on the date of exercise will be capital gain, and will either be short term (taxable at ordinary income tax rates) or long term gain, depending on the participant’s holding period. If a participant sells shares acquired by the exercise of an ISO after meeting the two-year and one-year holding period conditions described above, then all of the gain or loss realized on the sale will be long-term capital gain or loss.

Nonqualified Stock Options. A participant will not recognize any taxable income upon the grant of an NSO. In general, a participant will recognize ordinary income upon the exercise of an NSO in an amount equal to the difference between the fair market value of the common stock received on the date of exercise and the exercise price paid for the stock.

Annual Incentive Awards, Performance-Based Awards and Discretionary Bonus Awards. In general, a participant who receives cash pursuant to an award made under the Plan will recognize ordinary income at the time of receipt equal to the amount of cash that is so received. Except as discussed below in the section entitled “Common Stock Subject to a Substantial Risk of Forfeiture,” a participant who receives shares of common stock pursuant to an award made under the Plan will generally recognize ordinary income at the time the shares are received in an amount equal to the then fair market value of the shares.

Common Stock Subject to a Substantial Risk of Forfeiture. In general, if a participant receives common stock pursuant to an award made under the Plan that is subject to a substantial risk of forfeiture, then, unless the participant files an early income recognition election under Section 83(b) of the Internal Revenue Code (discussed below), the participant will not recognize any income at the time of receipt of the stock, but will recognize ordinary income when the shares become vested (i.e., when they are no longer subject to a substantial risk of forfeiture) in an amount equal to the then difference between the fair market value of the stock at the time the restrictions lapse and the amount paid, if any, for the stock. However, a participant who receives common stock that is subject to a substantial risk of forfeiture may elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income at the time the stock is received in an amount equal to the fair market value of the stock at that time, reduced by the amount, if any, paid for the stock. An 83(b) election may be made, if at all, within 30 days after the date on which the non-vested restricted stock is received.

Availability of Tax Deduction for Westwood. When ordinary income is recognized by a participant in connection with the receipt or exercise of an award under the Plan (including the filing of an election under section 83(b) of the Internal Revenue Code), Westwood will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount, assuming the requisite withholding requirements are met. However, compensation paid by Westwood to certain of its highest-paid executive officers is generally subject to the $1 million annual deduction limitation of Section 162(m) of the Internal Revenue Code. This limitation does not apply to performance-based compensation that meets certain requirements, including a stockholder approval requirement. It is anticipated that the Compensation Committee may make incentive awards under the Plan that will qualify for the exemption from the deduction limitation.

Tax Withholding. Our obligation to make payments or issue shares in connection with any award will be subject to and conditioned upon the satisfaction of applicable tax withholding obligations. The Committee may allow a participant to satisfy a withholding tax obligation in whole or in part by having us withhold shares that would otherwise be issued to the participant, or by having the participant deliver shares to us, in either case with a value equal to the minimum amount of the withholding obligation.

New Plan Benefits

The future awards that may be made to eligible participants under the Plan are subject to the discretion of the Compensation Committee, and, therefore, cannot be determined with certainty at this time.

Equity Compensation Plan Information

The Equity Compensation Plan table provides information as of December 31, 2012 with respect to shares of our common stock that may be issued under our existing equity compensation plan, the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	—	468,000
Equity compensation plans not approved by security holders	—	—	—

Total	—	—	468,000

Vote Sought and Recommendation

The approval of the Plan requires the affirmative “FOR” vote of a majority of the votes cast at the annual meeting (provided that the total votes cast upon this proposal represent over fifty percent (50%) of all shares entitled to vote on this proposal). All proxies submitted will be voted “FOR” this proposal unless stockholders specify in their proxies a contrary vote. An abstention is a vote cast under current NYSE rules, and, as a result, abstentions will have the effect of a vote “AGAINST” this proposal. A broker non-vote, however, is not a vote cast under current NYSE rules, and as a result will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED SECOND AMENDMENT TO THE THIRD AMENDED AND RESTATED

WESTWOOD HOLDINGS GROUP, INC. STOCK INCENTIVE PLAN

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of our Compensation Committee is a current or former officer or employee of Westwood or its subsidiaries or has had a relationship requiring disclosure by Westwood under applicable federal securities regulations. No executive officer of Westwood served as a director or member of the Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. For 2012 the members of our Compensation Committee were Mr. Frank (Chairman), Mr. Norman, Mr. Weiland and Mr. Wooldridge.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with Teton Advisors, Inc. and Affiliates

We provide investment advisory services to the Teton Westwood Funds family of mutual funds pursuant to a subadvisory agreement with Teton Advisors, Inc. Based on SEC filings, we believe that GAMCO Investors, Inc., an affiliate of Teton Advisors, Inc., owned 9.9% of our common stock as of March 1, 2013. During 2012, Teton Advisors, Inc. paid subadvisory fees to our subsidiary Westwood Management in the amount of $414,000.

Review and Approval of Related Party Transactions

All future material transactions involving affiliated parties will be subject to approval by a majority of our disinterested directors. We have a written policy addressing the review and approval of related party transactions that is entitled our Conflict of Interest Policy. The Conflict of Interest Policy provides that, except with the Board of Directors’ prior knowledge and consent, no director, officer or employee of Westwood or its subsidiaries may be involved in a transaction or relationship that gives rise to a “conflict of interest” with Westwood. The policy defines “conflict of interest” as an occurrence where a director, officer or employee’s private interests interfere, or appear to interfere, in any way with our interests as a whole, and specifically includes all related party transactions and relationships we are required to disclose in our proxy statement.

In the event the Board of Directors’ consent to a conflict of interest is sought, the request must be addressed to our compliance officer (or, where the matter involves the compliance officer, to the Audit Committee) and referred to the Audit Committee for its consideration. If the matter involves any member of the Audit Committee, the matter is required to be addressed by the disinterested members of the Board of Directors. A majority of the members of the Audit Committee (or a majority of the disinterested members of the Board of Directors, where applicable) must approve any request. The terms of any such transaction must be as favorable to us as the terms would be if the transaction were entered into with an unrelated third party.

John Porter Montgomery, who is the stepson of Ms. Byrne, Westwood’s current Chairman, was employed as Vice President-Trust and Investments by Westwood Trust, a wholly owned subsidiary of Westwood Holdings Group, Inc., during 2012 and received total compensation of $466,818. Mr. Montgomery is compensated in a manner consistent with our policies that apply to all employees.

Management Accounts

Certain of our directors, executive officers and their affiliates invest their personal funds directly in accounts held and managed by us. All such funds are managed along with, and on the same terms as, funds deposited by our other clients. These individuals are charged management fees for our services at a preferred fee rate, which rate is consistent with fees charged to our other select clients who are not members of our Board of Directors or executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 1, 2013, there were 8,123,263 shares of common stock issued and entitled to vote at the annual meeting. Except where otherwise indicated, the following table sets forth certain information, as of March 1, 2013, regarding beneficial ownership of the common stock and the percentage of total voting power held by:

•	each stockholder who is known by us to own more than five percent (5%) of outstanding common stock;

•	each director and director nominee;

•	each named executive officer; and

•	all directors and executive officers as a group.

Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

Beneficial Owners	Number of Shares Beneficially Owned	Percent of Class
5% Beneficial Owners
GAMCO Investors, Inc. (2)(3)	800,430	9.9%
Royce & Associates, LLC (2)(4)	623,362	7.7%
Third Avenue Management LLC (2)(5)	494,781	6.1%
BlackRock Inc. (2)(6)	406,192	5.0%
Directors and Named Executive Officers (1)
Brian O. Casey	309,390	3.8%
Susan M. Byrne	519,313	6.4%
William R. Hardcastle, Jr.	55,180	*
Mark R. Freeman	136,988	1.7%
Mark A. Wallace	10,000	*
Tom C. Davis	2,500	*
Richard M. Frank	30,520	*
Robert D. McTeer	10,000	*
Geoffrey R. Norman	3,250	*
Martin J. Weiland	3,000	*
Raymond E. Wooldridge	62,915	*
All directors and named executive officers as a group (11 Persons)	1,143,056	14.1%

*	Less than 1%

(1)	The address of each director and named executive officer is 200 Crescent Court, Suite 1200, Dallas, Texas, 75201.

(2)	The beneficial ownership information reported for this stockholder is based upon the most recent Form 4, Schedule 13G or Schedule 13D filed with the SEC by such stockholder.

(3)	Pursuant to the Form 13D/A filed by GAMCO Investors, Inc., or GAMCO, on February 25, 2013, GAMCO stated that these shares are beneficially owned by Mario J. Gabelli, c/o GAMCO, One Corporate Center, Rye, NY 10580, and GGCP, Inc.

(4)	The address of Royce & Associates, LLC is 745 Fifth Avenue, New York, NY 10151. On January 24, 2013, Royce & Associates reported its beneficial ownership, indicating that it held sole dispositive power and sole voting power over 623,362 shares.

(5)

The address of Third Avenue Management LLC, or TAM, is 622 Third Avenue, 32nd Floor, New York, New York 10017-6715. On February 14, 2013, TAM reported its beneficial ownership, indicating that it held sole dispositive power and sole voting power over 494,781 shares.

(6)

The address of BlackRock Inc. is 40 East 52nd Street, New York, New York 10022. On January 30, 2013, BlackRock Inc. reported its beneficial ownership, indicating that it held sole dispositive power and sole voting power over 406,192 shares.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its oversight responsibilities by, among other things, reviewing the financial reports and other financial information provided by us to any governmental body or the public.

In discharging its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements of Westwood Holdings Group, Inc. (“Westwood”) as of and for the fiscal year ended December 31, 2012 with management and the independent auditors. Management is responsible for Westwood’s financial reporting process, including its system of internal control over financial reporting (as defined in Rule 13a-15(f) and15d-15(f) promulgated under the Securities Exchange Act of 1934), and for the preparation of Westwood’s consolidated financial statements in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing those financial statements, and expressing an opinion on the effectiveness of internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes. The members of the Audit Committee are “independent” as defined by SEC and NYSE rules, and, although the Board of Directors has determined that Mr. Davis and Mr. Norman are each an “audit committee financial expert” as defined by SEC rules, neither Mr. Davis nor Mr. Norman, nor any other member of the Audit Committee, represents themselves to be, or to serve as, accountants or auditors by profession or experts in the field of accounting or auditing.

The Audit Committee received from Grant Thornton LLP, Westwood’s independent auditors, a formal written statement describing all relationships between the firm and Westwood that might bear on the auditors’ independence consistent with Independent Standards Board Standard No. 1, discussed with Grant Thornton any relationships that might impact their objectivity and independence, and, based on such information, satisfied itself as to Grant Thornton’s independence. The Audit Committee also discussed with management, Westwood’s internal auditors and the independent auditors the quality and adequacy of Westwood’s internal controls and the audit scope and plans for audits performed by the internal auditors and the independent auditors.

The Audit Committee also discussed with Grant Thornton all communications required by generally accepted auditing standards used in the United States, including those described in Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and, with and without management present, discussed and reviewed the results of Grant Thornton’s examination of the consolidated financial statements of Westwood.

For the fiscal year 2012, management completed the documentation, testing and evaluation of Westwood’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002, and related regulations. In making its assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control – Integrated Framework. The Audit Committee monitored the progress of the evaluation and provided oversight and guidance to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and the independent auditors. At the conclusion of the process, management provided the Audit Committee with a report on management’s assessment of the effectiveness of Westwood’s internal control over financial reporting as of December 31, 2012.

Based upon the above-mentioned review and discussions with management and Grant Thornton, the Audit Committee recommended to the Board of Directors that Westwood’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Raymond E. Wooldridge, Chairman Tom C. Davis Richard M. Frank Robert D. McTeer Geoffrey R. Norman Martin J. Weiland

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of our common stock to file with the SEC initial statements of beneficial ownership of securities and subsequent changes in beneficial ownership. Our officers, directors and greater-than-ten-percent stockholders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file.

To Westwood’s knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that our officers, directors and greater-than-ten-percent beneficial owners complied in a timely fashion with all Section 16(a) filing requirements applicable to them.

STOCKHOLDER PROPOSALS

For a request to be timely, we must receive any stockholder proposal intended for inclusion in the proxy materials for our annual meeting to be held in 2014 no later than November 15, 2013 to have such proposal included in our proxy statement for the 2014 Annual Meeting. You must submit your proposal in writing to our Corporate Secretary as follows:

Brian O. Casey

200 Crescent Court, Suite 1200

Dallas, Texas 75201

(214) 756-6900

ANNUAL REPORT

Our Annual Report to Stockholders, which includes our consolidated financial statements as of and for the year ended December 31, 2012, is being mailed to you along with this proxy statement. Upon written request, we will provide, without charge to any stockholder, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules to such report. Such request should be directed to:

Brian O. Casey

200 Crescent Court, Suite 1200

Dallas, Texas 75201

(214) 756-6900

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement and notice of annual meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

If the shares are registered in the name of the stockholder, stockholders should contact us at our offices at 200 Crescent Court, Suite 1200, Dallas Texas 75201, Attention: Corporate Secretary, to inform Westwood of their request. If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

OTHER MATTERS

Our Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named as proxy holder in the accompanying proxy to vote on such matters in their discretion.

By Order of the Board of Directors,

Brian O. Casey
Chief Executive Officer, President
and Secretary

March 8, 2013

APPENDIX A

SHARE AWARD PLAN

OF

WESTWOOD HOLDINGS GROUP, INC.

FOR

SERVICE PROVIDED IN CANADA

TO ITS SUBSIDIARIES

Adopted with effect from April 18, 2013

i

(continued)

Page
11.	PARTICIPANT RIGHTS	A-10
11.1	NO SHAREHOLDER RIGHTS	A-10
12.	ADMINISTRATION	A-10
12.1	RECORD KEEPING	A-10
12.2	TRUSTEE	A-10
12.3	COMPLIANCE WITH APPLICABLE LAW	A-10
12.4	WITHHOLDINGS	A-10
12.5	NO EMPLOYMENT OR ADDITIONAL RIGHTS	A-11
12.6	ADMINISTRATION COSTS	A-11
12.7	GOVERNING LAW	A-11

ii

SHARE AWARD PLAN OF WESTWOOD HOLDINGS GROUP, INC. FOR SERVICE PROVIDED IN CANADA TO ITS SUBSIDIARIES

1.	ESTABLISHMENT, PURPOSE AND TERM OF PLAN

1.1	Establishment.

This Share Award Plan of Westwood Holdings Group, Inc. for Service provided in Canada to its Subsidiaries (the “Plan”) is hereby established effective as of April 18, 2013 (the “Effective Date”) subject to the approval of WHG’s stockholders at the 2013 annual meeting of WHG.

1.2	Purpose.

The purpose of the Plan is to advance the interests of the Westwood Group and its stockholders by providing an incentive to attract and retain persons performing services for the Canadian Subsidiaries and by motivating such persons to contribute to the growth and profitability of the Westwood Group. The Plan is intended to be a vehicle for providing compensation in the form of Stock for services performed in Canada for the Westwood Group, including Stock to be provided for such services as Share Awards under employment agreements with eligible Employees.

1.3	Eligibility.

Share Awards may, at the discretion of the Board, be made under this Plan to any Employee, Director or Consultant who provided Service to a Canadian Subsidiary during the period in respect of which the Share Award is made (“Eligible Persons”).

1.4	Term of Plan.

The Plan shall continue in effect until terminated by the Board.

1.5	Funding Limit.

Notwithstanding any other provision of the Plan, the aggregate cumulative amount paid to the Trustee to fund the purchase of Stock in connection with the Plan (including related brokerage commissions, but excluding Trustee and administrative fees) shall not exceed CAN$10,000,000 unless approved by WHG’s stockholders.

2.	DEFINITIONS AND CONSTRUCTION

2.1	Definitions.

Wherever used herein, the following terms shall have their respective meanings set forth below:

“Applicable Law” means any applicable provision of law, domestic or foreign, including, without limitation, applicable securities legislation, together with all regulations, rules, instruments, policy statements, rulings, notices, orders or other instruments promulgated thereunder and, with respect to Stock, the rules of the Stock Exchange.

“Award Certificate” means a document confirming a Share Award in the form of Schedule A hereto or in such other form as may be approved by the Board from time to time.

“Beneficiary” means the person or persons validly designated by instrument or will as being entitled to receive Stock to be released upon the vesting of Share Awards as a result of the death of the Participant or, in the absence of such a valid designation, the estate of the Participant.

“Board” means the board of directors of WHG. If one or more committees have been appointed by the Board to administer all or any aspect of the Plan, “Board” also means such committee(s).

“Canadian Subsidiary” means a Subsidiary of WHG that is incorporated and carrying on business in Canada. As of the Effective Date, the only Canadian Subsidiary is Westwood International Advisors Inc., incorporated under the Canada Business Corporations Act.

“Cause” means, as applicable:

(a)	the conviction of the Participant for any indictable or other serious criminal offence;

(b)	a material breach by the Employee or Consultant of obligations or representations under his or her employment or consulting agreement, or a material breach of any other written agreement between the Employee or Consultant and the Westwood Group or any material policy of the Westwood Group;

(c)	wrongful misappropriation by the Participant of any money, assets, or other property of the Westwood Group or a client of the Westwood Group;

(d)	personal conduct that is materially detrimental to the best interest of the Westwood Group, if such breach or personal conduct shall continue and has not been rectified, or is not capable of being rectified, beyond a period of twenty (20) days immediately after written notice thereof by WHG or a Canadian Subsidiary to the Participant;

(e)	wilful actions or failures to act by the Participant which subject the Participant or the Westwood Group to censure by securities regulators pursuant to Applicable Laws;

(f)	the Participant’s commission of fraud or gross moral turpitude;

(g)	the Employee’s or Consultant’s continued wilful failure to substantially perform the Employee’s or Consultant’s duties under his or her employment or consulting agreement after receipt of written notice thereof and an opportunity to so perform;

(h)	just cause for termination of employment in accordance with the common law that applies in the jurisdiction where the Employee is employed by the Westwood Group; and

(i)	the Director’s or Consultant’s unlawful use or disclosure of confidential or proprietary information of the Westwood Group or a client of the Westwood Group,

provided that no act or failure to act, on the part of the Participant, shall be considered wilful if it is done, or omitted to be done, by him in good faith and with a reasonable belief that his action or omission was in the best interests of the Westwood Group.

“Change of Control” shall mean (i) a merger or consolidation of WHG with or into another corporation (other than a merger undertaken solely in order to reincorporate in another state) immediately following which the beneficial holders of the voting stock of WHG immediately prior to such transaction or series of transactions do not continue to hold 50% or more of the voting stock (based upon voting power) of WHG or (A) any entity that owns, directly or indirectly, the stock of WHG, (B) any entity with which WHG has merged, or (C) any entity that owns an entity with which WHG has merged; (ii) a dissolution of WHG, (iii) a transfer of all or substantially all of the assets of WHG in one or more related transactions to one or more other persons or entities, (iv) a transaction or series of transactions that results in any entity, “Person” or “Group” (as defined below), becoming the beneficial owner, directly or indirectly, of securities of WHG representing more than 50% of the combined voting power of WHG’s then outstanding securities, or (v) during any period of two (2) consecutive years commencing on or after January 1, 2012, individuals who, at the beginning of the period constituted WHG’s board of directors, cease for any reason to constitute at least a majority, unless the election of each director who was not a director at the beginning of the period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period; provided, however, that a “Change of Control” shall not be deemed to have occurred if the ownership of 50% or more of the combined voting power of the surviving corporation, asset transferee or corporation (as the case may be), after giving effect to the transaction or series of transactions, is directly or indirectly held by (A) a trustee or other fiduciary under an employee benefit plan maintained by WHG, (B) one or more of the “executive officers” of WHG that held such positions prior to the transaction or series of transactions, or any entity, Person or

Group under their control. As used in this Agreement, “Person” and “Group” shall have the meanings set forth in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended, and “executive officer” shall have the meaning set forth in Rule 3b-7 promulgated under such Act.

“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Canadian Subsidiary

“Director” means a member of the board of directors of a Canadian Subsidiary.

“Effective Date” has the meaning given to it in Section 1.1.

“Eligible Persons” has the meaning given to it in Section 1.3.

“Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Canadian Subsidiary; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

“Excess Stock” means Stock held by the Trustee in respect of the Plan that is in excess of the total number of Stock required to satisfy the Share Awards of all Participants then outstanding.

“Participant” means an Employee, Director or Consultant to whom a Share Award has been made pursuant to Section 4.1.

“Participant Account” has the meaning ascribed thereto in Section 5.1.

“Permanent Disability” means the mental or physical condition of the Participant such that the Participant has been unable, as a result of illness, disease, disability or similar cause, to adequately fulfill their duties with the Westwood Group for six (6) consecutive months and includes a disability within the meaning attributed to such term in any long-term disability plan in effect for an Employee at the time the disabling condition commences.

“Plan” has the meaning given to it in Section 1.1 and includes any schedules or appendices hereto, all as amended or amended and restated from time to time.

“Service” means a Participant’s employment or service with the Westwood Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Westwood Group or a change in the corporation in the Westwood Group for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with a corporation in the Westwood Group shall not be deemed to have terminated if the Participant takes any military leave, maternity leave, sick leave, or other bona fide leave of absence approved by WHG; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Westwood Group is guaranteed by statute or contract. The Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a part of the Westwood Group. If the Participant’s employment or service is terminated by notice by any corporation in the Westwood Group, the date of termination of Service for purposes of the Plan shall be the effective date of termination specified in the notice and, unless a later effective date of termination is agreed in writing with the Participant, Service for purposes of the Plan will not include any period following the effective date specified in the notice during which the Participant is in receipt of or is eligible to receive or give any statutory, contractual or common law notice of termination or compensation in lieu thereof or severance payments, whether termination is with or without Cause or with or without advance notice. Subject to the foregoing, the Board, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

“Share Award” means a bookkeeping entry denominated in units which will be redeemed for Stock on a one for one basis in accordance with the Plan on vesting, credited to the Participant Account of a Participant in accordance with the provisions hereof.

“Stock” means, for the purposes of any Share Award, a common share of WHG as constituted on the date of the Share Award and includes any rights attached thereto which trade therewith.

“Stock Exchange” means the New York Stock Exchange, or if the Stock is not listed on the New York Stock Exchange, such other stock exchange on which the Stock is listed, or if the Stock is not listed on any stock exchange.

“Stock Exchange Rules” means the applicable rules of the Stock Exchange.

“Subsidiary” means a “subsidiary” of WHG as determined for purposes of the Canada Business Corporations Act.

“Trust Agreement” means an agreement with the Trustee in such form as may be approved by or on behalf of the Board.

“Trustee” means a qualified trust company designated by WHG from time to time to hold Stock purchased in connection with the Plan pursuant to Section 4.1.

“Vesting Date” means the date specified by the Board in accordance with Section 4.2 in respect of which all or a portion of a Share Award is to vest.

“Westwood Group” means WHG and all of its Subsidiaries.

“WHG” means Westwood Holdings Group, Inc., a Delaware corporation, or any successor corporation thereto.

2.2	Construction.

Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. Any reference to a statute, regulation, rule, instrument, or policy statement refers to such statute, regulation, rule, instrument, or policy statement as the same may be amended, replaced or re-enacted from time to time. If any provision of the Plan or part hereof is determined to be void or unenforceable all or in part, such determination will not affect the validity or enforcement of any other provision or part thereof.

3.	ADMINISTRATION

3.1	Administration by the Board.

The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Share Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan. A committee appointed by, and authorized to administer the Plan by, the board of directors of WHG may exercise any power of the Board under this Plan.

3.2	Authority of Officers.

Any officer of WHG or a Canadian Subsidiary listed in Schedule B hereto shall have the authority to act on behalf of WHG or the Canadian Subsidiary, as the case may be, with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to WHG or the Canadian Subsidiary herein. Schedule B hereto may be amended from time to time as approved by the Board.

3.3	Powers of the Board.

In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(a)	to determine the persons to whom, and the time or times at which, Share Awards shall be granted and the number of shares of Stock to be subject thereto;

(b)	to determine the terms, conditions and restrictions applicable to each Share Award and any Stock acquired upon the vesting thereof (which need not be identical for all Share Awards), including, without limitation, (i) the Vesting Date or Vesting Dates, (ii) the method for satisfaction of any tax withholding obligation arising in connection with the Share Award or such shares of Stock to be provided thereunder, including by the withholding or delivery of shares of Stock or cash, and (iii) all other terms, conditions and restrictions applicable to the Share Award not inconsistent with the terms of the Plan;

(c)	to approve one or more forms of Award Certificate;

(d)	to amend, modify, extend, cancel or renew any Share Award, or to waive any restrictions or conditions applicable to any Share Award or any shares of Stock acquired upon the vesting thereof;

(e)	subject to the limitations set out in Section 4.2, to accelerate, continue, extend or defer the vesting of any Stock pursuant to a Share Award, including with respect to the period following a Participant’s termination of Service with the Westwood Group;

(f)	to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, any foreign jurisdiction in which a Participant may become resident or of which a Participant is a citizen;

(g)	to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Certificate and to make all other determinations and take such other actions with respect to the Plan or any Share Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or Applicable Law;

(h)	to consider, upon an Employee’s termination of Service on account of a disability, the circumstances of such disability and whether the Employee’s Share Award should be amended to provide that it is fully vested, if the Board in its sole discretion considers such action in the best interest of the Westwood Group and the Employee;

(i)	to enact and amend rules and regulations relating to the administration and interpretation of the Plan; and

(j)	to require any Canadian Subsidiary that is party to the Trust Agreement to give instructions and directions to the Trustee that are consistent with instructions and directions given by WHG or the Board in accordance with the Plan.

3.4	Indemnification.

In addition to, and without prejudice to, such other rights of indemnification as they may have as members of the Board or officers or employees of any corporation in the Westwood Group, members of the Board and any officers or employees of any corporation in the Westwood Group to whom authority to act for the Board or WHG is delegated shall be indemnified by WHG against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by WHG) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to WHG, in writing, the opportunity at its own expense to handle and defend the same.

3.5	Designation of Beneficiary.

A Participant may, by instrument signed by the Participant, designate a person or persons entitled to receive Stock to be released upon the vesting of Share Awards as a result of the death of the Participant. In the absence of such a written designation, Stock released upon the vesting of Share Awards as a result of the death of the Participant will be released to the estate of the Participant.

4.	SHARE AWARDS

4.1	Award of Share Awards.

The Board may from time to time determine an amount of money to be provided by a Canadian Subsidiary designated by the Board to the Trustee to fund the purchase of Stock for purposes of Share Awards to be awarded to Eligible Persons pursuant to the Plan. In connection with each such payment, the Board shall determine the Eligible Persons to whom Share Awards are to be awarded in respect of the Stock acquired by the Trustee as well as the allocation of the Share Awards among such Eligible Persons. WHG will cause the designated Canadian Subsidiary to provide the amount determined by the Board to the Trustee and request the Trustee to purchase, as directed by WHG, in secondary markets such integral number of shares of Stock as can be reasonably acquired with such funds (the funds provided by the Canadian Subsidiary being applied to the purchase price of such Stock and any related brokerage commissions). To the extent that the Trustee at any time holds Excess Stock, the Board may award Share Awards with respect to some or all of the Excess Stock to Eligible Persons as determined by the Board.

4.2	Vesting Dates.

The Board will, in its sole discretion, determine the Vesting Date or Vesting Dates applicable to each award of Share Awards under Section 4.1. For each Share Award under the Plan, the final Vesting Date shall be not later than December 15 of the third calendar year following the end of the calendar year during which the Participant rendered the services for which the Share Award was awarded. If no Vesting Date is designated by the Board in respect of a Share Award, the Vesting Date will be deemed to be December 15 of second full calendar year following the year during which the Share Award was awarded.

4.3	Participant Account and Award Certificate.

In connection with each Share Award awarded pursuant to Section 4.1, the Participant Account of the designated Participant shall be credited with the number of Share Awards awarded, indicating the Vesting Date(s) of such Share Awards, upon WHG being advised as to the amount of Stock purchased by the Trustee or, if Share Awards are awarded with respect to Excess Stock, upon the award. WHG will promptly thereafter provide an Award Certificate to the Participant and within ninety (90) days thereof the Participant will sign and return to WHG a copy of the Award Certificate with the Acknowledgement therein completed. If the Acknowledgement is not delivered within this time, the Board reserves the right to revoke the crediting of all or part of the Share Award to the Participant Account.

4.4	Limitations on Award.

Notwithstanding any other provision of the Plan, no additional Share Awards may be awarded (other than from Excess Stock) if, at the time of award and taking into account all Stock which the Trustee has purchased or has been requested to purchase in connection with previously awarded Share Awards, the Trustee is not permitted under Applicable Law or is otherwise not able to purchase additional Stock.

4.5	Dividends.

WHG may, in its discretion, direct that dividends and other distributions paid on Stock held by the Trustee be (i) paid to WHG or a Canadian Subsidiary, (ii) paid to a Participant, (iii) retained by the Trustee and applied to the purchase of additional Stock or (iv) any combination of the foregoing. Unless WHG so directs, a Participant will not be entitled to any dividends or other distributions paid on any Stock held by the Trustee.

4.6	Voting Rights.

Neither WHG nor the Trustee nor any Participant may exercise voting rights in respect of any Stock held by the Trustee under the Plan.

5.	PARTICIPANT ACCOUNTS

5.1	Participant Account.

An account, to be known as a “Participant Account”, will be maintained by WHG for each Participant and will be credited with such Share Awards as are received by a Participant from time to time. Within that account, the Corporation will maintain a separate entry in respect of each Vesting Date for each Share Award.

5.2	Vesting.

Subject to the terms of the Plan, including Sections 8.1, 8.2 and 12.4, upon vesting of all or any part of a Share Award in accordance with Article 6 WHG will promptly give notice of vesting to the Trustee and, subject to Section 5.3, authorization and direction to release such Stock to the Participant not later than 15 days after the Vesting Date. The corresponding Share Award or part thereof will be cancelled and the Participant’s Account will be updated accordingly.

5.3	Legality of Delivery.

No Stock will be delivered under the Plan unless and until all provisions of Applicable Law have been satisfied. The Board or the Trustee may require, as a condition of the release of Stock to the Participant or his legal representative (as the case may be) pursuant to the terms hereof, that the recipient of such Stock make such covenants, agreements and representations as the Board or the Trustee in its sole discretion deems necessary or desirable to evidence compliance with the Plan and Applicable Law.

6.	VESTING AND REDEMPTION OF SHARE AWARDS

6.1	Continued Employment.

For each Share Award to a Participant, if the Participant’s Service with the Westwood Group continues on the Vesting Date designated for all or part of that Share Award, the Share Award designated as vesting on that date will vest and the Participant will be entitled to receive the Stock designated in the Share Award in accordance with Article 5.

6.2	Death.

If the Participant dies prior to the Vesting Date for all or part of any Share Award, the unvested portion of each of the Participant’s Share Awards will immediately vest and the Beneficiary will be entitled to receive the Stock designated in such Share Awards in accordance with Article 5.

6.3	Permanent Disability.

If the Participant’s Service with the Westwood Group terminates prior to the Vesting Date for all or part of any Share Award because of the Permanent Disability of the Participant, the unvested portion of each of the Participant’s Share Awards will immediately vest and the Participant will be entitled to receive the Stock designated in such Share Awards in accordance with Article 5.

6.4	Cause.

If the Participant’s Service is terminated for Cause prior to the Vesting Date for all or part of any Share Award, the unvested portion of each of the Participant’s Share Awards will be forfeited and cancelled and the associated Stock held by the Trustee shall become Excess Stock.

6.5	Termination without Cause.

If the Participant’s Service is terminated by the Westwood Group without Cause prior to the Vesting Date for all or part of any Share Award, unless otherwise provided in an employment, consulting or other agreement regarding the Participant’s Service, the unvested portion of each of the Participant’s Share Awards will be forfeited and cancelled and the associated Stock held by the Trustee shall become Excess Stock. If an employment, consulting or other agreement regarding the Participant’s Service provides that unvested Share Awards are to vest in the event of termination without Cause, the unvested portion of all the Participant’s Share Awards will immediately vest and the Participant will be entitled to receive the Stock designated in such Share Awards in accordance with Article 5.

6.6	Employee Termination.

If a Participant terminates the Participant’s Service (other than as a result of death or Permanent Disability) prior to the Vesting Date for all or part of any Share Award, the unvested portion of each the Participant’s Share Awards will be forfeited and cancelled and the associated Stock held by the Trustee shall become Excess Stock.

6.7	Change of Control.

In the event of a Change of Control prior to the Vesting Date for all or part of any Share Award, the unvested portion of all Share Awards will immediately vest and each Participant will be entitled to receive the Stock as designated in his or her Share Awards in accordance with Article 5.

6.8	Forfeiture.

A Participant shall not be entitled to any payment or compensation in respect of the forfeiture of Share Awards in accordance with this Article 6, whether the Participant has voluntarily resigned or been terminated with or without cause or with or without advance notice.

7.	STOCK FOR SHARE AWARDS, EXCESS SHARES AND OTHER ASSETS

7.1	Purchase of Stock by Trustee.

The purchase of Stock by the Trustee in connection with the Plan is subject to Applicable Law. The Board reserves the right to cancel any Share Awards without compensation to the Participant in the event that it is not possible for the Trustee to complete the purchase of Stock required under the Plan in connection with those Share Awards on a commercially reasonable basis, as determined by the Board in its sole discretion.

7.2	Excess Stock.

Any Excess Stock, including without limitation any Stock that becomes Excess Stock upon forfeiture and cancellation of Share Awards as provided in Article 6, and any dividends, income or other distributions thereon, may be dealt with as directed by WHG in its sole discretion. Without limiting the foregoing, the Corporation may (i) issue additional Share Awards in respect of Excess Stock pursuant to Section 4.1 or (ii) direct the Trustee to sell any Excess Stock and retain or distribute the proceeds of sale as WHG may direct. No Participant has any right, title or interest in any Excess Stock or any proceeds thereof.

7.3	Other Assets.

Any assets other than Stock that are held by the Trustee, including without limitation cash not needed to purchase Stock required to satisfy outstanding Share Awards, may be dealt with as directed by WHG in its sole discretion. No Participant has any right, title or interest in any of such assets.

8.	ADJUSTMENTS AND SUBSTITUTIONS

8.1	Adjustments.

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, exchange of shares, consolidation, spin-off or other capital reorganization or distribution (other than normal cash dividends) of corporate assets to shareholders, or any other similar changes affecting the Stock, proportionate adjustments to reflect such change or changes will be made with respect to the number of Share Awards credited to Participant Accounts, all as determined by the Board in its sole discretion.

8.2	Substitution.

In the event that the Trustee is forced to dispose of Stock held for purposes of the Plan or the Board determines, in its sole discretion, that the holding of the Stock is no longer consistent with the purposes of the Plan and directs the Trustee to dispose of the Stock, the proceeds of such disposition will be held by the Trustee in substitution for the Stock and such proceeds shall be invested and reinvested as directed by the Board. In that event, in the circumstances when a Participant would otherwise have become entitled to receive Stock in accordance with Article 6, the Participant will instead become entitled to receive an amount, or substitute assets, determined by the Board, taking into account the proceeds of disposition of the Stock, net of any taxes and expenses, and any subsequent earnings or losses in respect thereof. Neither WHG, the Board nor the Trustee will be responsible for any investment losses with respect to any proceeds of disposition of Stock and the Board’s determination of any amount or substitute assets payable in lieu of Stock in accordance with this Section 8.2 will be final and binding.

9.	TERMINATION OR AMENDMENT OF THE PLAN

9.1	Termination or Amendment at Board Discretion.

The Board may terminate or amend the Plan at any time. No termination or amendment of the Plan shall affect any then outstanding Share Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Share Award without the consent of the Participant, unless such termination or amendment is necessary to comply with any Applicable Law.

9.2	Continuing Powers of Board.

Termination of the Plan will not affect the ability of the Board to exercise the powers granted to it hereunder with respect to Share Awards granted under the Plan prior to the date of such termination.

9.3	Distribution of Remaining Shares or Assets.

In the event that the Plan is terminated, any assets held by the Trustee that are not required in order to satisfy obligations to Participants with respect to outstanding Share Awards will, upon the request of WHG, be distributed to WHG or as it may direct or, if directed by WHG, sold and the proceeds distributed to WHG or as it may direct and no Participant will have any right, title or interest therein.

10.	ASSIGNMENT

10.1	Assignability.

The Plan will enure to the benefit of and be binding upon WHG and its Canadian Subsidiaries and their respective successors and assigns. Except as may be approved by the Board, the interest of any Participant under the Plan or any Share Award will not be assignable, transferable or negotiable (whether by operation of law or otherwise) and may not be assigned or transferred other than by will or the laws relating to intestacy.

11.	PARTICIPANT RIGHTS

11.1	No Shareholder Rights.

Share Awards are not Stock and the award of Share Awards will not entitle a Participant to any shareholder rights, including, without limitation, voting rights, dividend entitlement or rights on liquidation.

12.	ADMINISTRATION

12.1	Record Keeping.

Unless otherwise determined by the Board, WHG will maintain or caused to be maintained all records related to the Plan, including without limitation the Participant Accounts.

12.2	Trustee.

WHG will from time to time appoint a Trustee to hold all Stock purchased in connection with the Plan and will cause one of the Canadian Subsidiaries to enter into a Trust Agreement with the Trustee that is consistent with the terms of the Plan, subject to the Canadian Subsidiary agreeing to provide instructions and directions to the Trustee that are consistent with instructions and directions given by WHG in accordance with the Plan. The obligations of the Trustee will be as set out in the Trust Agreement. A Participant will not be entitled to provide instructions to, or deal directly with, the Trustee.

12.3	Compliance with Applicable Law.

The grant of a Share Award and the release to a Participant of shares of Stock upon vesting, shall be subject to compliance with all Applicable Law. The inability of WHG to obtain from any regulatory body having jurisdiction the authority, if any, deemed by WHG’s legal counsel to be necessary to the lawful release to a Participant of any shares of Stock pursuant to the Plan or any Share Award shall relieve WHG of any liability in respect of the failure to cause to be released to the Participant such shares of Stock as to which such requisite authority shall not have been obtained. As a condition to the release of any Stock to a Participant, WHG may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any Applicable Law and to make any representation or warranty with respect thereto as may be requested by WHG.

12.4	Withholdings.

WHG or the Trustee may withhold or cause to be withheld from any amount payable or Stock transferable to a Participant under the Plan such amount as may be necessary so as to ensure that the Westwood Group and the Trustee will be able to comply with Applicable Law relating to the withholding of tax or other required deductions. Without limiting the generality of the foregoing, WHG or the Trustee may, in such manner as it may in its discretion determine and in order to fund required withholding or deductions after payment of any commission or other sale expenses (i) cause to be sold or withheld Stock otherwise transferable to the Participant, (ii) cause Stock to which the Participant is entitled to be sold by the Trustee on behalf of the Participant on the Stock Exchange, or (iii) cause amounts to be withheld from any other amounts payable to the Participant, whether under the Plan or otherwise. Except to the extent actually withheld, WHG or the Trustee will be entitled to recover from the Participant any amount required to be remitted to any tax authority in respect of the release of Stock to the Participant. WHG and the Trustee shall have no obligation to release Stock to a Participant under the Plan unless and until arrangements satisfactory to WHG and the Trustee have been made regarding the withholding of tax or other required deductions.

12.5	No Employment or Additional Rights.

Nothing herein contained will be deemed to give any person the right to be retained or to continue to be retained as an Employee, Director or Consultant. For greater certainty, a period of payment in lieu of notice upon termination of employment, wrongful or otherwise, will not be considered as extending the period of employment for the purposes of the Plan. No Employee, Director or Consultant is entitled by the terms of the Plan to the grant of any Share Award under the Plan and the grant of any Share Award to a Participant does not entitle the Participant to the grant of an additional Share Award under the Plan.

12.6	Administration Costs.

Costs relating to the administration of the Plan, including without limitation fees and disbursements of the Trustee, may, at the direction of WHG, be paid out of Excess Stock or assets other than Stock held by the Trustee in connection with the Plan. To the extent not paid out of such assets, WHG will pay or cause the Canadian Subsidiaries to pay for all costs relating to the administration of the Plan.

12.7	Governing Law.

The Plan will be governed and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Any actions, proceedings or claims in any way pertaining to the Plan may be commenced in the courts of the Province of Ontario and the courts of the Province of Ontario will have non-exclusive jurisdiction to entertain any action, proceeding or claim arising under this Plan. WHG and each Participant attorns to the jurisdiction of the courts of the Province of Ontario.

Schedule A -

Form of Award Certificate

Share Award Plan of Westwood Holdings Group, Inc. for Service provided in Canada to its Subsidiaries effective April 18, 2013

(as amended or amended and restated from time to time, the “Plan”)

Note:	A copy of this Award Certificate must be signed by the Participant and returned to WHG within 90 days of the date of this Award Certificate.

All capitalized terms not otherwise defined herein have the meaning ascribed thereto in the Plan.

A Share Award in the dollar amount set out below (to be applied to the purchase by the Trustee of Stock to be held under the Trust Agreement and related brokerage commissions) has been granted to the undersigned under the Plan as follows, subject to the terms of the Plan:

Date of Grant:

Amount of Share Award:	$

Vesting Date(s):

Special Terms (if any):

DATED this          day of                 , 201    .

Westwood Holdings Group, Inc.

Per:
Name:
Title:

Participant Acknowledgement:

The undersigned hereby acknowledges and agrees as follows:

(a)	Plan: The undersigned has received a copy of the Plan and agrees to be bound by the terms of the Plan.

(b)	Withholding Taxes: The Trustee may withhold, sell or redeem Stock or other assets otherwise transferable to the undersigned or held for the benefit of the undersigned, or any member of the Westwood Group may withhold amounts payable to the undersigned, and remit to the Canada Revenue Agency or other competent tax authority income taxes and other required source deductions in respect of this Share Award or the vesting of Stock thereunder.

(c)	Compliance with Laws and Policies. The undersigned will, at all times, act in strict compliance with Applicable Law and any policies of WHG applicable to the undersigned in connection with the Plan.

(d)	Disputes. All questions of interpretation of the Plan or of this Share Award shall be determined by the Board, and such determinations shall be final and binding upon the undersigned and all other persons having an interest in the Plan or this Share Award.

(e)	Death, Permanent Disability and Termination of Employment. The Plan sets out the entire entitlement of the undersigned in respect of this Share Award in the event of death, Permanent Disability or other termination of employment and any other amount payable to the undersigned upon termination of employment, including without limitation any contractual severance entitlement, damages for wrongful dismissal or pay in lieu of notice, will be determined without reference to any entitlements under this Share Award or the Plan. Without limiting the foregoing, in the event of termination of the undersigned’s employment by voluntary resignation or by termination with or without Cause and with or without advance notice,, he or she will not be entitled to claim damages with respect to any forfeiture and cancellation of the unvested portion of any Share Award in accordance with the Plan.

(f)	Delivery Instructions. Upon vesting of any part of the Share Awards in accordance with the Plan, the undersigned will promptly satisfy any requirements of WHG or the Trustee regarding the release of Stock or other assets to the undersigned and provide written directions as to such release.

(g)	Indemnity. The undersigned agrees to indemnify and save harmless WHG, each of the other corporations in the Westwood Group, the Trustee and the employees, officers and directors of each of them from and against any losses, damages, expense and liability whatsoever that may arise from claims that may be made by or on behalf of any person other than the undersigned, including without limitation any claims by a spouse or former spouse of the undersigned, in respect of this Share Award or any Stock to which the undersigned may become entitled pursuant to this Share Award or the Plan.

(h)	Designation of Beneficiary. The undersigned agrees to provide WHG with a copy of any designation of a Beneficiary for purposes of the Plan or any change or revocation of the designation of a Beneficiary. Such designation may be in the form attached as Exhibit I to this Award Certificate.

Dated:

(signature)

Name:

Exhibit I

Designation of Beneficiary for purposes of the

Share Award Plan of Westwood Holdings Group, Inc.

for Service provided in Canada to its Subsidiaries (the “Plan”)

Terms defined in the Plan have the same meaning when used herein.

The undersigned Participant hereby designates the person or persons listed below as being entitled to receive the designated percentage of Stock to be released upon the vesting of Share Awards as a result of the death of the undersigned or, if no percentages are designated, such Stock is to be shared equally among all of the persons listed below:

Name of Beneficiary	Percentage
Total	100%

The undersigned Participant hereby confirms that all prior designations of one or more persons as Beneficiary for purposes of the Plan are hereby revoked.

Dated:

Signed in the presence of:	)
)
)
)
Signature of Witness	)	Signature of Participant
Name (please print):	)	Name (please print):

APPENDIX B

SECOND AMENDMENT

TO THE

THIRD AMENDED AND RESTATED

WESTWOOD HOLDINGS GROUP, INC.

STOCK INCENTIVE PLAN

The Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the “Plan”) is hereby amended in the following respects, effective February 22, 2013, subject to approval by the stockholders of Westwood Holdings Group, Inc. no later than February 22, 2014, in accordance with Section 17 of the Plan. If this Amendment is not so approved, it will be considered void.

The first sentence of Section 4.1 of the Plan is deleted in its entirety and replaced with the following sentence:

“Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 3,898,100.”

WESTWOOD HOLDINGS GROUP, INC.

PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING TO BE HELD ON APRIL 18, 2013.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on April 18, 2013

The proxy materials for the Company’s Annual Meeting of Stockholders, including the 2012 Annual Report, the Proxy Statement and any other additional soliciting materials, are available via the Internet by accessing the Company’s website at http://ir.westwoodgroup.com/annuals.cfm. Other information on the Company’s website does not constitute part of the Company’s proxy materials.

The undersigned hereby appoints Brian O. Casey and Mark A. Wallace, jointly and severally, as the undersigned’s proxy or proxies, each with full power of substitution and to act without the other, to vote in the manner directed herein all shares of common stock of Westwood Holdings Group, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Crescent Club, 200 Crescent Court, Suite 1700, Dallas, Texas 75201, on Wednesday, April 18, 2013, at 10:00 a.m., Central time, and any postponements or adjournments thereof, as fully as the undersigned could if personally present, revoking any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

(Continued, and to be marked, dated and signed, on the other side.)

▲  FOLD AND DETACH HERE  ▲

The Board of Directors recommends a vote “FOR” all director nominees in Proposal 1 and “FOR” Proposal 2.			Please mark your
			votes as indicated	X
in this example.

1.	Election of seven directors to hold office until the next annual meeting of Westwood’s stockholders and until their respective successors shall have been duly elected and qualified.
	☐ FOR ALL NOMINEES (except for the names struck out below) (Susan M. Byrne, Brian O. Casey, Richard M. Frank, Robert D. McTeer, Geoffrey R. Norman, Martin J. Weiland and Raymond E. Wooldridge)		☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name above.

2.	Ratification of the appointment of Grant Thornton LLP as Westwood’s independent auditors for the year ending December 31, 2013.
	☐ FOR	☐ AGAINST		☐ ABSTAIN

3.	Approval of the Share Award Plan of Westwood Holdings Group, Inc. for Service Provided in Canada to its Subsidiaries.
	☐ FOR	☐ AGAINST		☐ ABSTAIN

4.	Approval of the Second Amendment to the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan.
	☐ FOR	☐ AGAINST		☐ ABSTAIN

5.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

Date

Signature

Signature, If Jointly Held

If acting as Attorney, Executor, Trustee or in other representative capacity, please sign your name, title and state your capacity. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE